   As filed with the Securities and Exchange Commission on April 3, 2001

                                ---------------

                                                 File No. 33-70742
                                                          811-8090

---------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                             ---------------------
                                   FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ____

                        Post-Effective Amendment No. 10    X
                                                         -----

                                      and

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ____

                                Amendment No. 12    X
                                                  -----

                       (Check appropriate box or boxes)

                             ---------------------

                 LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.
              (Exact name of registrant as specified in charter)

                           1300 South Clinton Street
                           Fort Wayne, Indiana  46802
             (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code (219)455-2000

                            Elizabeth Frederick, Esq.
                    Lincoln National Life Insurance Company
                              1300 S. Clinton St.
                           Fort Wayne, Indiana 46802
                    (Name and Address of Agent for Service)


                       Copies of all communications to
                           Jeffrey S. Puretz, Esq.
                                  Dechert
                           1775 Eye Street, N.W.
                          Washington, D.C. 20006


                         Fiscal year-end:  December 31

       It is proposed that this filing will become effective:

           immediately upon filing pursuant to paragraph (b)
       ---
        X  on May 1, 2001 pursuant to paragraph (b)
       ---
           60 days after filing pursuant to paragraph (a)(b)
       ---
            on __________ pursuant to paragraph (a)(1)
       ---

           75 days after filing pursuant to paragraph (a)(2)
       ---
           on __________ pursuant to paragraph (a)(2) of Rule 485.
       ---

------------------------------------------------------------------------------

       If appropriate, check the following box:
       [ ] This post effective amendment designates a new effective date for a previously filed post-effective amendment.

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.

The fund is one of the Lincoln National Funds (funds) that sells its shares only to Lincoln National Life Insurance Co. and its affiliates (Lincoln Life). Lincoln Life holds the shares in its separate accounts to support variable annuity contracts and variable life contracts (contracts). We refer to a separate account as a variable account. Each variable account has its own prospectus that describes the account and the contracts it supports. You choose the fund or funds in which a variable account invests your contract assets. In effect, you invest indirectly in the fund(s) that you choose under the contract.


The Prospectus discusses the information about the fund that you should know before choosing to invest your contract assets in the fund. You can find information common to all Lincoln National Funds in the General Prospectus Disclosure following the fund Prospectus.


The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


We have not authorized any dealer, salesperson, or any other person to give any information, or to make any representation, other than what this Prospectus states. This Prospectus does not offer to sell fund shares, or seek offers to buy fund shares, where it would be unlawful.


CONTENTS


SUBJECT                                       PAGE
--------------------------------------------------
Summary Description of the Fund               AG-2
Investment Strategies                         AG-3
Risks of Investment Strategies                AG-3
Investment Adviser and Portfolio Manager      AG-4
General Prospectus Disclosure -- Important
Additional Information



Prospectus
May 1, 2001

SUMMARY DESCRIPTION OF THE FUND



The investment objective of the Aggressive Growth Fund (fund) is to maximize the value of your shares (capital appreciation). The fund pursues this objective by buying and holding (investing in) a diversified group of domestic equity securities (stocks) primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index. As of December 31, 2000, the companies included in this index had an average market capitalization of approximately $8 billion. The largest company in the index had an approximate market/capitalization of $22 billion. However, the fund primarily will purchase companies with market capitalizations between $1 billion and $10 billion.


The fund's main investment strategy is to invest in stocks of companies believed either:

- to have earnings expected to grow faster than similar-sized companies or

- to be undervalued in the market relative to other companies in an industry.

This investment strategy places little importance on dividend income.

The main investment risks of choosing to invest your contract assets in the fund are as follows:

- the value of the fund's shares will fluctuate, and you could lose money;
- the value of the fund's stock investments -- and, therefore, the value of the fund's shares -- will fluctuate independently of large company stock prices and the broad stock market indices, such as the Standard & Poor's 500 Composite Stock Index (S&P 500); and

- investing in the stocks of small and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with investing in the stocks of larger, more mature, well-known companies, including greater and more rapid fluctuations in the value of these stocks, and, therefore, the fund's shares.


                                     *  *  *



The bar chart and table below provide some indication of the risks of choosing to invest your contract assets in the fund. The information shows:


- changes in the fund's performance from year to year and

- how the fund's average annual returns for one year, five year and the fund's lifetime compare with those of a broad measure of market performance.

Please note that the past performance of the fund is not necessarily an indication of how the fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If reflected the returns shown would be lower.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

ANNUAL TOTAL RETURNS
Year                  Annual Total Return(%)
1994                                   -9.37
1995                                   34.15
1996                                   17.02
1997                                   23.09
1998                                   -6.20
1999                                   42.43
2000                                   -2.69

During the periods shown in the above chart, the fund's highest return for a quarter occurred in the fourth quarter of 1999 at: 41.99%

The fund's lowest return for a quarter occurred in the third quarter of 1998 at:
(-25.90)%


AVERAGE ANNUAL TOTAL RETURN
(FOR PERIODS ENDED 12/31/00)



                                                RUSSELL
                                                MID-CAP***
PERIOD BACK            AGG. GROWTH   S&P 400*   GROWTH
----------------------------------------------------------
1 year                    -2.69%      17.51%       9.16%
5 year                    13.37%      20.41%      23.94%
10 year                     N/A         N/A         N/A
Lifetime**                12.47%      19.86%      19.25%


 * The S&P Midcap 400 is the Standard & Poor's Composite Index of 400 stocks, a widely recognized unmanaged index of common stock prices of medium-sized companies.

 ** The fund's lifetime began January 3, 1994. Lifetime index performance, however, began January 1, 1994.

*** The Russell Midcap Growth Index measures the performance of those Russell
    Midcap Companies with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Companies consist of the 800 smallest companies in the Russell 1000 Index, which is an index of the 1,000 largest U.S. companies based on total market capitalization.

The fund pursues its investment objective by investing primarily in companies with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index. Accordingly, the table above compares the performance of the fund to that of the Russell Midcap Growth Index.



INVESTMENT STRATEGIES


The investment objective of the fund is to maximize capital appreciation (as measured by the change in the value of the fund's shares over time).


The fund pursues its objective by investing in a diversified group of domestic stocks primarily of small and medium-sized companies: companies traded on U.S. securities markets with market capitalizations, at the time of purchase, equivalent to those of companies included in the Russell Midcap Growth Index. (This index is an unmanaged index of common stock prices of companies with greater-than-average growth orientation. Of the 1,000 largest U.S. companies, this index includes only the 800 smallest companies.) As of December 31, 2000, this index included companies with market capitalizations between $46 million and $22 billion. However, the fund will primarily purchase companies with market capitalizations between $1 billion and $10 billion. (A company's market capitalization is calculated by multiplying the total number of shares of its common stock outstanding by the market price of the stock. As a point of reference, as of December 31, 2000, the average weighted market capitalization of the Russell Midcap Growth Index was $8 billion.


The fund seeks to invest in companies believed either:

- to have earnings expected to grow faster than similar-sized companies, or

- to be undervalued in the market relative to the companies' industry peers.

The companies sought typically have:

- high quality management,

- a leading or dominant position in a product, and/or

- a relatively high rate of return on invested capital.

When selecting investments, the fund places little importance on the expected dividend income. The fund will consider stock investments to be possible sell candidates when the fundamental reason for a company's expected acceleration of earnings fails to materialize.


The fund expects its annual portfolio turnover rate to be between 85% and 135% in any year. (For example, the fund would have a rate of portfolio turnover of 100%, if the fund replaced all of its investments in one year.) Market conditions could result in a greater degree of market activity and a portfolio turnover rate as high as 160%. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to the fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect the fund's performance. The fund's portfolio turnover was 106% in 2000 and 209% in 1999.



Effective May 1, 1999, Putnam Investment Management, Inc. became the new sub-adviser to the fund. Putnam restructured the fund's portfolio and as a result, the fund's portfolio turnover rate for 1999 was higher than the normal range.



OTHER STRATEGIES



The fund may invest 100% of its assets in money market instruments and hold a portion of its assets in cash for liquidity purposes, as a temporary defensive strategy. The fund may use this temporary defensive strategy when market conditions limit the fund's ability to use its other investment strategies to identify and obtain suitable investments. The fund, in doing so, would not be pursuing its investment objective and may choose not to use these strategies even in very volatile market conditions.



The fund also uses other investment strategies, to a lesser degree, to pursue its investment objective. These other strategies include investing in foreign stocks that are publicly traded in the U.S. markets. The fund's Statement of Additional Information (SAI) describes these other investment strategies and the risks they involve.



RISKS OF INVESTMENT STRATEGIES


Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the fund's stock investments -- and, therefore, the value of the fund's shares held under your contract -- to fluctuate in value, and you could lose money.

Investing in stocks of smaller and medium-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The fund runs a risk of increased and more rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small and medium capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that smaller and medium-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.


Additionally, the prices of small and medium-sized company stocks may fluctuate independently of larger company stock prices. Small and medium-sized company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Many independent factors lead to this result, such as the current and anticipated global economic environment and current and anticipated direction of interest rates in the United States, for example. Slower economic conditions or increasing interest rates may have been reasons historically for declining values in small and medium capitalization companies. The stock of companies with small and medium stock market capitalizations may trade less frequently and in limited volume. Therefore, you should expect that the net asset value of the fund's shares may fluctuate more than broad stock market indices such as the S&P 500, and may fluctuate independently from those indices.


You may consider choosing the fund for investing some portion of your overall contract assets (1) if you are seeking the possibility of maximum capital appreciation without regard for dividend income and (2) as long as you are comfortable with the additional risks of investing in securities of smaller and medium-sized, less mature, lesser-known companies.


INVESTMENT ADVISER AND PORTFOLIO MANAGER



The fund's investment adviser is Delaware Lincoln Investment Advisers (DLIA). You can find information about DLIA in the General Prospectus Disclosure under Management of the Funds -- Investment Adviser. DLIA is responsible for overall management of the fund's securities investments. This includes monitoring the fund's sub-adviser, Putnam Investment Management, LLC (Putnam). Putnam's address is One Post Office Square, Boston, MA 02109.



Putnam is responsible for the day-to-day management of the fund's securities investments. Putnam, founded in 1937, manages in excess of $300 billion on behalf of institutions and individuals through separately-managed accounts, pooled funds, and mutual funds. Putnam manages the fund on a team basis. This mid-cap management team is headed by Eric M. Wetlaufer, CFA, Managing Director and Chief Investment Officer of Putnam's MidCap Growth Equity Group. Mr. Wetlaufer has been with Putnam since 1997 and has 16 years of investment experience. He is a graduate of Wesleyan University.

GENERAL PROSPECTUS DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION


This General Prospectus Disclosure is part of the Prospectus of:

Lincoln National Aggressive Growth Fund, Inc.
(Aggressive Growth)

Lincoln National Bond Fund, Inc. (Bond)

Lincoln National Capital Appreciation Fund, Inc.
(Capital Appreciation)

Lincoln National Equity-Income Fund, Inc.
(Equity-Income)

Lincoln National Global Asset Allocation Fund, Inc. (Global Asset Allocation)

Lincoln National Growth and Income Fund, Inc. (Growth and Income)

Lincoln National International Fund, Inc. (International)

Lincoln National Managed Fund, Inc. (Managed)

Lincoln National Money Market Fund, Inc.
(Money Market)

Lincoln National Social Awareness Fund, Inc.
(Social Awareness)

Lincoln National Special Opportunities Fund, Inc.
(Special Opportunities)

The following information applies to each fund, unless otherwise indicated.


NET ASSET VALUE


Each fund determines its net asset value per share (NAV) as of close of business (currently 4:00 p.m., New York time) on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Each fund, determines its NAV by:

- adding the values of all securities investments and other assets,

- subtracting liabilities (including dividends payable), and

- dividing by the number of shares outstanding.

NYSE's most recent announcement states that, as of the date of this prospectus, the NYSE will be closed on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NYSE may also be closed on other days. The NYSE may modify its holiday schedule at any time.

A fund's securities may be traded in other markets on days when the NYSE is closed. Therefore, the fund's NAV may fluctuate on days when you do not have access to the fund to purchase or redeem shares.

Each fund (other than for the Money Market Fund) values its securities investments as follows:

- equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter;

- debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

- equity securities, debt securities and other assets for which market quotations are not readily available, fair value as determined in good faith under the authority of each fund's Board of Directors.


MONEY MARKET FUND. The Money Market Fund values its securities using the amortized cost method of valuation provided by Rule 2a-7 under the Investment Company Act of 1940, as amended. Under the Rule, the fund's NAV must fairly reflect market value.


See the General SAI Disclosure for the methodology that a fund (other than for the Money Market Fund) uses to value short-term investments, options, futures and options on futures, and foreign securities.


MANAGEMENT OF THE FUNDS


Each fund's business and affairs are managed under the direction of its Board of Directors. The Board has the power to amend the bylaws of each fund, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders.


INVESTMENT ADVISER. Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds: Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General Prospectus Disclosure as the adviser, unless otherwise indicated.


                                                                           GPD-1

DMBT and its predecessors have acted as an investment adviser to mutual funds for over sixty years. DMBT provides investment management services to the registered investment companies of Delaware Investments Family of Funds; Delaware Pooled Trust, a no-load, open-end series; Delaware Market Neutral Equity Fund, L.P., a limited partnership; and to off-shore and on-shore collateralized bond obligation funds. DLIA, either directly or through a sub-adviser, and VIA, directly, provide portfolio management and investment advice to the funds and certain administrative services to the funds, subject to the supervision of the funds' Board of Directors.



Some of the funds using sub-advisers have names, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by these same sub-advisers. These funds will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.



Each fund pays its adviser a monthly fee for the adviser's services. The annual rate of the fee is based on the average daily net asset value of each fund, as shown in the following chart:


FUND                                             ...OF AVERAGE DAILY NET ASSET VALUE
-------------------------------------------------------------------------------------------------
Aggressive Growth                    .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; .65 of 1% of the excess over $400 million
Capital Appreciation                 .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Equity-Income                        .75 of 1% of the first $500 million; .70 of 1% of the excess over $500 million
Global Asset Allocation              .75 of 1% of the first $200 million; .70 of 1% of the next
                                     $200 million; and .68 of 1% of the excess over $400 million
International                        .90 of 1% of the first $200 million; .75 of 1% of the next
                                     $200 million; and .60 of 1% in excess over $400 million
All other funds                      .48 of 1% of the first $200 million; .40 of 1% of the next
                                     $200 million; and .30 of 1% in excess over $400 million

--------------------------------------------------------------------------------


2000 ADVISORY FEES*
FUND                                 2000 RATIO OF THE ADVISER'S COMPENSATION TO AVERAGE NET ASSETS
---------------------------------------------------------------------------------------------------
Aggressive Growth                                                .70%
Bond                                                              .45
Capital Appreciation                                              .71
Equity-Income                                                     .72
Global Asset Allocation                                           .72
Growth and Income                                                 .31
International                                                     .80
Managed                                                           .37
Money Market                                                      .48
Social Awareness                                                  .33
Special Opportunities                                             .41



* The sub-adviser to the funds, where applicable, is paid out of the fees paid to the adviser.

--------------------------------------------------------------------------------


PURCHASE AND REDEMPTION OF FUND SHARES



Each fund sells its shares of common stock to Lincoln National Life Insurance Company (Lincoln Life), and Lincoln Life & Annuity Company of New York (LNY). Lincoln Life and LNY hold the fund shares in separate accounts (variable accounts) that support various Lincoln Life and LNY variable annuity contracts and variable life insurance contracts.



Each fund sells and redeems its shares, without charge, at their NAV next determined after Lincoln Life and LNY receives a purchase or redemption request. However, each fund redeems its shares held by Lincoln Life and LNY for its own account at the NAV next determined after the fund receives the redemption request. The value of shares redeemed may be more or less than original cost, depending on the market value of a fund's securities investments at the time of redemption.



The fund normally pays for shares redeemed within seven days after Lincoln Life and LNY receives the redemption request. However, a fund may suspend redemption or postpone payment for any period when:


- the NYSE closes for other than weekends and holidays;

GPD-2

- the SEC restricts trading on the NYSE;

- the SEC determines that an emergency exists, so that a fund's (1) disposal of investment securities, or (2) determination of net asset value, is not reasonably practicable; or

- The SEC permits, by order, for the protection of fund shareholders.


DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS



Each fund's policy is to distribute substantially all of its net investment income and net realized capital gains each year. A fund may distribute net realized capital gains only once a year. Each fund pays these distributions to Lincoln Life and LNY for the variable accounts. The variable accounts automatically reinvest the distributions in additional fund shares at no charge.



Since the only shareholders of the funds are Lincoln Life and LNY, this General Prospectus Disclosure does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to owners of variable annuity contracts or variable life insurance contracts (contract owners), see the prospectus for the variable account.



MANAGEMENT DISCUSSION OF FUND PERFORMANCE


Each fund's Annual Report includes the portfolio manager's discussion of the fund's performance for the previous fiscal year and the factors affecting the performance. Each fund will send you a free copy of its Annual Report on request.

                                                                           GPD-3

FINANCIAL HIGHLIGHTS



The financial highlights table is intended to help you understand the financial performance of the funds for the past 5 years, or, if shorter, the period of the fund's operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with each fund's financial statements, are included in the Annual Report, which is available upon request.


                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Aggressive Growth Fund, Inc.
12/31/00          $19.038     (0.083)     (0.279)    (0.362)     --        (1.032)   (1.032) $17.644  (2.69%)   0.78%  (0.41%)
12/31/99          $13.367     (0.060)      5.732      5.672     (0.001)     --       (0.001) $19.038  42.43%   0.87%  (0.48%)
12/31/98          $16.385      0.001      (0.810)    (0.809)    (0.023)    (2.186)   (2.209) $13.367  (6.20%)   0.81%   0.01%
12/31/97          $13.980      0.023       3.055      3.078      --        (0.673)   (0.673) $16.385  23.09%   0.81%   0.16%
12/31/96          $12.183      0.004       1.989      1.993     (0.004)    (0.192)   (0.196) $13.980  17.02%   0.82%   0.03%
Lincoln National Bond Fund, Inc.
12/31/00          $11.436      0.787       0.426      1.213     (0.758)     --       (0.758) $11.891  10.88%   0.55%   6.55%
12/31/99          $12.689      0.772      (1.180)    (0.408)    (0.845)     --       (0.845) $11.436  (3.27%)   0.53%   6.02%
12/31/98          $12.861      0.662       0.494      1.156     (1.328)     --       (1.328) $12.689   9.56%   0.52%   5.90%
12/31/97          $11.766      0.785       0.310      1.095      --         --        --    $12.861   9.30%   0.53%   6.45%
12/31/96          $12.247      0.767      (0.481)     0.286     (0.767)     --       (0.767) $11.766   2.31%   0.51%   6.56%
Lincoln National Capital Appreciation Fund, Inc.
12/31/00          $31.466     (0.047)     (4.694)    (4.741)    (1.380)     --       (1.380) $25.345 (15.85%)   0.76%  (0.15%)
12/31/99          $21.772      0.007       9.839      9.846      --        (0.152)   (0.152) $31.466  45.46%   0.78%   0.03%
12/31/98          $17.530     (0.003)      6.127      6.124     (0.050)    (1.832)   (1.882) $21.772  37.96%   0.83%  (0.01%)
12/31/97          $14.504      0.050       3.510      3.560      --        (0.534)   (0.534) $17.530  25.29%   0.89%   0.35%
12/31/96          $12.916      0.135       2.051      2.186     (0.135)    (0.463)   (0.598) $14.504  18.02%   0.93%   0.99%
Lincoln National Equity-Income Fund, Inc.
12/31/00          $22.047      0.164       1.583      1.747     (0.125)    (6.226)   (6.351) $17.443  10.62%   0.79%   0.89%
12/31/99          $21.715      0.189       1.204      1.393     (0.171)    (0.890)   (1.061) $22.047   6.27%   0.79%   0.86%
12/31/98          $20.118      0.282       2.204      2.486     (0.460)    (0.429)   (0.889) $21.715  12.73%   0.79%   1.40%
12/31/97          $15.780      0.229       4.511      4.740      --        (0.402)   (0.402) $20.118  30.67%   1.02%   1.46%
12/31/96          $13.507      0.288       2.451      2.739     (0.288)    (0.178)   (0.466) $15.780  19.81%   1.08%   1.99%
Lincoln National Global Asset Allocation Fund, Inc.
12/31/00          $16.793      0.393      (1.259)    (0.866)     --        (1.145)   (1.145) $14.782  (5.44%)   0.94%   2.51%
12/31/99          $15.759      0.323       1.409      1.732     (0.266)    (0.432)   (0.698) $16.793  11.36%   0.91%   2.05%
12/31/98          $15.628      0.357       1.585      1.942     (0.589)    (1.222)   (1.811) $15.759  13.50%   0.91%   2.36%
12/31/97          $14.226      0.383       2.205      2.588      --        (1.186)   (1.186) $15.628  19.47%   0.89%   2.77%
12/31/96          $13.391      0.392       1.522      1.914     (0.392)    (0.687)   (1.079) $14.226  15.04%   1.00%   2.93%
Lincoln National Growth and Income Fund, Inc.
12/31/00          $51.710      0.482      (5.129)    (4.647)    (0.492)    (3.322)   (3.814) $43.249  (9.63%)   0.36%   1.00%
12/31/99          $46.288      0.509       7.356      7.865     (0.497)    (1.946)   (2.443) $51.710  17.55%   0.36%   1.05%
12/31/98          $41.949      0.607       7.371      7.978     (1.164)    (2.475)   (3.639) $46.288  20.33%   0.35%   1.44%
12/31/97          $33.110      0.649       9.331      9.980      --        (1.141)   (1.141) $41.949  30.93%   0.35%   1.79%
12/31/96          $29.756      0.683       4.943      5.626     (0.683)    (1.589)   (2.272) $33.110  18.76%   0.36%   2.23%
Lincoln National International Fund, Inc.
12/31/00          $14.374      0.287      (0.284)     0.003     (0.272)    (0.336)   (0.608) $13.769   0.13%   0.96%   2.13%
12/31/99          $15.982      0.294       2.182      2.476     (0.529)    (3.555)   (4.084) $14.374  17.75%   0.92%   2.05%
12/31/98          $14.673      0.253       1.838      2.091     (0.189)    (0.593)   (0.782) $15.982  14.65%   0.93%   1.63%
12/31/97          $14.556      0.066       0.771      0.837      --        (0.720)   (0.720) $14.673   6.00%   0.93%   0.44%
12/31/96          $13.398      0.071       1.244      1.315     (0.071)    (0.086)   (0.157) $14.556   9.52%   1.19%   0.51%
Lincoln National Managed Fund, Inc.
12/31/00          $18.910      0.628      (0.865)    (0.237)    (0.660)    (1.095)   (1.755) $16.918  (1.39%)   0.44%   3.46%
12/31/99          $18.971      0.622       0.767      1.389     (0.552)    (0.898)   (1.450) $18.910   7.75%   0.42%   3.25%
12/31/98          $19.304      0.599       1.632      2.231     (1.162)    (1.402)   (2.564) $18.971  12.72%   0.42%   3.31%
12/31/97          $16.266      0.661       2.811      3.472      --        (0.434)   (0.434) $19.304  21.82%   0.42%   3.77%
12/31/96          $15.895      0.628       1.291      1.919     (0.628)    (0.920)   (1.548) $16.266  12.05%   0.43%   4.05%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               106% $  591,414
12/31/99               209% $  448,193
12/31/98               102% $  335,366
12/31/97               105% $  342,763
12/31/96                78% $  242,609
Lincoln National
12/31/00               167% $  337,187
12/31/99                39% $  330,923
12/31/98                51% $  363,808
12/31/97                56% $  280,383
12/31/96               142% $  253,328
Lincoln National
12/31/00                62% $1,689,681
12/31/99                60% $1,913,076
12/31/98                78% $  770,736
12/31/97               137% $  451,036
12/31/96                93% $  267,242
Lincoln National
12/31/00               143% $  866,074
12/31/99               191% $  990,758
12/31/98                29% $  991,977
12/31/97                18% $  811,070
12/31/96                22% $  457,153
Lincoln National
12/31/00               154% $  389,004
12/31/99               134% $  490,804
12/31/98               134% $  490,154
12/31/97               178% $  438,090
12/31/96               167% $  316,051
Lincoln National
12/31/00                65% $3,612,222
12/31/99                16% $4,709,687
12/31/98                34% $4,263,557
12/31/97                32% $3,540,862
12/31/96                47% $2,465,224
Lincoln National
12/31/00                 7% $  403,589
12/31/99                12% $  526,317
12/31/98               123% $  501,654
12/31/97                78% $  466,229
12/31/96                69% $  440,375
Lincoln National
12/31/00               110% $  759,875
12/31/99                45% $  927,572
12/31/98                57% $  965,486
12/31/97                53% $  850,646
12/31/96               109% $  675,740


GPD-4

                            INCOME FROM INVESTMENT OPERATIONS LESS DIVIDENDS FROM:
                                                                                                                    RATIO
                                          NET                                                               RATIO   OF NET
                    NET                 REALIZED                                                              OF    INVESTMENT
                   ASSET                  AND                                                 NET           EXPENSES INCOME
                   VALUE      NET       UNREALIZED                         NET               ASSET            TO      TO
                  BEGINNING INVESTMENT    GAIN     TOTAL FROM   NET      REALIZED            VALUE          AVERAGE AVERAGE
                    OF       INCOME     (LOSS) ON  INVESTMENT INVESTMENT GAIN ON     TOTAL  END OF  TOTAL    NET     NET
  PERIOD ENDED    PERIOD    (LOSS)(2)   INVESTMENTS OPERATIONS  INCOME   INVESTMENTS DIVIDENDS PERIOD RETURN(1) ASSETS ASSETS
--------------------------------------
Lincoln National Money Market Fund, Inc.
12/31/00          $10.000      0.590         N/A      0.590     (0.590)       N/A    (0.590) $10.000   6.07%   0.58%   5.91%
12/31/99          $10.000      0.468         N/A      0.468     (0.468)       N/A    (0.468) $10.000   4.70%   0.59%   4.68%
12/31/98          $10.000      0.497         N/A      0.497     (0.497)       N/A    (0.497) $10.000   5.10%   0.58%   4.97%
12/31/97          $10.000      0.501         N/A      0.501     (0.501)       N/A    (0.501) $10.000   5.13%   0.59%   5.01%
12/31/96          $10.000      0.505         N/A      0.505     (0.505)       N/A    (0.505) $10.000   5.07%   0.57%   5.07%
Lincoln National Social Awareness Fund, Inc.
12/31/00          $44.292      0.267      (3.549)    (3.282)    (0.282)    (3.520)   (3.802) $37.208  (8.32%)   0.38%   0.64%
12/31/99          $40.283      0.319       5.649      5.968     (0.296)    (1.663)   (1.959) $42.292  15.44%   0.38%   0.79%
12/31/98          $35.657      0.367       6.414      6.781     (0.672)    (1.483)   (2.155) $40.283  19.89%   0.38%   1.10%
12/31/97          $27.316      0.364       9.447      9.811      --        (1.470)   (1.470) $35.657  37.53%   0.41%   1.37%
12/31/96          $22.590      0.389       5.748      6.137     (0.389)    (1.022)   (1.411) $27.316  28.94%   0.46%   1.58%
Lincoln National Special Opportunities Fund, Inc.
12/31/00          $28.225      0.536       3.153      3.689     (0.494)    (5.574)   (6.068) $25.846  16.03%   0.49%   2.15%
12/31/99          $33.416      0.482      (1.779)    (1.297)    (0.373)    (3.521)   (3.894) $28.225  (4.45%)   0.44%   1.46%
12/31/98          $35.056      0.470       1.795      2.265     (0.862)    (3.043)   (3.905) $33.416   6.79%   0.42%   1.44%
12/31/97          $29.423      0.477       7.293      7.770      --        (2.137)   (2.137) $35.056  28.15%   0.42%   1.57%
2/31/96           $27.383      0.548       3.867      4.415     (0.548)    (1.827)   (2.375) $29.423  16.51%   0.44%   2.00%


                            NET ASSETS
                   PORTFOLIO AT END OF
                   TURNOVER   PERIOD
  PERIOD ENDED      RATE     (000'S)
Lincoln National
12/31/00               N/A  $  253,097
12/31/99               N/A  $  234,676
12/31/98               N/A  $  137,062
12/31/97               N/A  $   89,227
12/31/96               N/A  $   90,358
Lincoln National
12/31/00                76% $1,510,276
12/31/99                24% $1,946,179
12/31/98                38% $1,868,231
12/31/97                35% $1,255,494
12/31/96                46% $  636,595
Lincoln National
12/31/00                75% $  536,287
12/31/99                96% $  665,652
12/31/98                76% $  917,796
12/31/97                74% $  872,822
2/31/96                 88% $  648,592



(1) Total return percentages in this table are calculated on the basis prescribed by the Securities and Exchange Commission.



(2) Per share information for the years ended December 31, 2000, 1999, and 1998 were based on the average shares outstanding method for Capital Appreciation, Equity-Income, Global Asset Allocation, International, and Social Awareness. Per share information for the year ended December 31, 2000 was based on the average shares outstanding method for Growth and Income, Managed and Special Opportunities.



GENERAL INFORMATION


You should direct any inquiry to Lincoln National Life Insurance Co., at P.O. Box 2340, Fort Wayne, Indiana 46801, or, call 1-800-4LINCOLN (454-6265).

Each fund will issue:

- unaudited semiannual reports showing current investments and other information; and

- annual financial statements audited by the fund's independent auditors.

These Prospectuses do not contain all the information included in the Registration Statements that the funds have filed with the SEC. You may examine the Registration Statements, including exhibits, at the SEC in Washington, D.C. Statements made in the Prospectuses about any variable annuity contract, variable life insurance contract, or other document referred to in a contract, are not necessarily complete. In each instance, we refer you to the copy of that CONTRACT or other document filed as an exhibit to the related Registration Statement. We qualify each statement in all respects by that reference.

The use of a fund by both annuity and life insurance variable accounts is called mixed funding. Due to differences in redemption rates, tax treatment, or other considerations, the interests of contract owners under the variable life accounts may conflict with those of contract owners under the variable annuity accounts. Violation of the federal tax laws by one variable account investing in a fund could cause the contracts funded through another variable account to lose their tax-deferred status, unless remedial action were taken. The Board of Directors of each fund will monitor for any material conflicts and determine what action, if any, the fund or a variable account should take.


A conflict could arise that requires a variable account to redeem a substantial amount of assets from any of the funds. The redemption could disrupt orderly portfolio management to the detriment of those contract owners still investing in that fund. Also, that fund could determine that it has become so large that its size materially impairs investment performance. The fund would then examine its options.

                                                                           GPD-5

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

GPD-6

You can find additional information in each fund's Statement of Additional Information (SAI), which is on file with the SEC. Each fund incorporates its SAI, dated May 1, 2001, into its Prospectus. Each fund will provide a free copy of its SAI on request.



You can find still further information about each fund's investments in the fund's Annual and Semi-Annual reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected that fund's performance (except the Money Market Fund) during its last fiscal year. Each fund will provide a free copy of its Annual and Semi-Annual Report on request.


For an SAI or Report, either write Lincoln National Life Insurance Co.,
P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). Also call this number to request other information about a fund, or to make inquiries.


You can review and copy information about the funds (including the SAIs) at the SEC's Public Reference Room in Washington, D.C. You can get information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. You can also get reports and other information about the funds on the SEC's Internet site at http:// www.sec.gov. You can get copies of this information by writing the SEC Public Reference Section, Washington, D.C. 20549-0102, and paying a duplicating fee.


Fund Investment Company Act File Numbers:

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.:            33-70742;   811-8090
LINCOLN NATIONAL BOND FUND, INC.:                          2-80746;   811-3210
LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC.:         33-70272;   811-8074
LINCOLN NATIONAL EQUITY-INCOME FUND, INC.:                33-71158;   811-8126
LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC.:      33-13530;   811-5115
LINCOLN NATIONAL GROWTH AND INCOME FUND, INC.:             2-80741;   811-3211
LINCOLN NATIONAL INTERNATIONAL FUND, INC.:                33-38335;   811-6233
LINCOLN NATIONAL MANAGED FUND, INC.:                       2-82276;   811-3683
LINCOLN NATIONAL MONEY MARKET FUND, INC.:                  2-80743;   811-3212
LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC.:             33-19896;   811-5464
LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.:         2-80731;   811-3291

                                                                           GPD-7

LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC.


The Statement of Additional Information (SAI) provides more information about the fund. The fund's audited financial statements and the report of Ernst & Young, LLP, Independent Auditors, are incorporated by reference to the fund's 2000 Annual Report. This SAI should be read in conjunction with the prospectus of the Aggressive Growth Fund dated May 1, 2001. You may obtain a copy of the fund's Annual Report or Prospectus on request and without charge. Please write Lincoln National Life Insurance Co, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).


The fund's SAI is not a prospectus.

CONTENTS


SUBJECT                                      PAGE
--------------------------------------------------
Description of the Fund                      AGF-2
Additional Investment Strategies and Risks   AGF-2
Strategic Portfolio Transactions             AGF-5
Investment Restrictions                      AGF-9
Portfolio Transactions and Brokerage        AGF-10
General SAI Disclosure -- Important
Additional Information



May 1, 2001


                                                                           AGF-1

DESCRIPTION OF THE FUND



Lincoln National Aggressive Growth Fund, Inc. (the fund) was incorporated in Maryland in 1993 as an open-end diversified management investment company whose investment objective is to maximize capital appreciation. The fund's investment objective and certain investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. The fund may change its non-fundamental investment policies without prior shareholder approval. See Investment Restrictions. There can be no assurance that the objective of the fund will be achieved. References to adviser in this SAI include both Delaware Lincoln Investment Advisers (DLIA) and Putnam Investment Management, LLC, unless the context otherwise indicates.



ADDITIONAL INVESTMENT STRATEGIES AND RISKS



The Prospectus discusses the fund's principal investment strategies used to pursue the fund's investment objective and the risks of those strategies. The following discussion describes other investment strategies that the fund may use as market conditions warrant, and notes the risks associated with these other investment strategies.



As a general matter, the fund will invest mainly in common stocks of small and medium-sized companies. The fund also may invest up to 35% of the value of its assets in convertible bonds; convertible preferred stock and warrants to purchase common stock; futures contracts; and options contracts.


The fund also may invest in the following types of instruments or use the following investment strategies:


CONVERTIBLE SECURITIES


The fund may invest in securities that either have warrants or rights attached, or are otherwise convertible. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinate to similar non-convertible securities. Convertible securities provide a fixed-income stream which is generally higher in yield than the income that can be derived from a common stock, but lower than that afforded by a similar non-convertible security. Because it can be converted into common stock, frequently a convertible security will allow its holder to take advantage of increases in the market price of that common stock. In general, the market value of a convertible security is at least the higher of its investment value (that is, its value as a fixed-income security) or its conversion value (that is, its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.


U.S. GOVERNMENT SECURITIES



The fund may also invest in securities of the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.


Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer's right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S.


AGF-2

Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.


MONEY MARKET INSTRUMENTS


The fund may invest in money market instruments without limit for temporary or defensive purposes. These are shorter-term debt securities generally maturing in one year or less. They include:

1. Commercial paper (short-term notes up to nine months duration issued by corporations or government bodies);

2. Commercial bank obligations (certificates of deposit, interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity);

3. Corporate bonds and notes (corporate obligations that mature, or that may be redeemed, in one year or less); and/or

4. Savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations).

Even though certain floating or variable rate obligations (securities which have a coupon rate that changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered to be short-term debt securities.


SPECIAL SITUATIONS



At times, the fund may invest in certain securities under special situations. A special situation arises when, in the adviser's or sub-adviser's opinion, the securities of a particular company will be recognized and will appreciate in value due to a specific development at that company. Developments creating a special situation might include a new product or process, a management change, a technological breakthrough or another event considered significant. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.


The fund may invest in the securities of companies which have been in continuous operation for less than three years, or have capitalizations of less than $250 million at the time of purchase. Securities of these companies may have limited liquidity which can result in their being priced lower than they may be otherwise. Investments in unseasoned or smaller companies are more speculative and involve greater risk than do investments in companies with established operating records or that are larger.


FOREIGN INVESTMENTS


The fund may invest up to 15% of its assets in securities of foreign issuers. For these purposes, foreign corporate securities are stocks of companies organized, or having a majority of their assets, or earning a majority of their operating income, in a country outside of the U.S. Securities of foreign issuers made trade on U.S. or foreign markets.


Foreign investing involves risks that differ from investing in U.S. markets. One important risk is that of fluctuation in currency exchange rates. When the adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated may suffer a decline against the U.S. dollar, it may hedge that risk. It does so by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in that foreign currency.



For a discussion of other risks inherent in foreign investing, and how the fund intends to handle them, see Foreign Investments in the General SAI Disclosure for the 11 funds.



                                                                           AGF-3

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS


The fund may purchase securities on a delayed delivery or when-issued basis and enter into firm commitment agreements (transactions where the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The transactions may involve either corporate or government securities. The fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. The fund may invest in when-issued securities in order to take advantage of securities that may be especially under or over valued when trading on a when-issued basis. When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

The fund will segregate liquid assets such as cash, U.S. Government securities, or other appropriate high grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as money market instruments), the fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). It may be expected that the fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.


Because it will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the fund's liquidity and the ability of the adviser and sub-advisor to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its total assets. When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing the opportunity to obtain a price considered to be advantageous.


Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions. Instead, it will liquidate other portfolio securities in advance of settlement, if necessary, to generate additional cash to meet its obligations.


SECTOR INVESTING


The fund may concentrate its investments in specific sectors of the economy. The fund, however, will never invest more than 25% of its total assets in any single industry within a sector of the economy. Sector investments also will be limited to the greater of twice the percentage weighting in any one sector when compared to its representation in the fund's stock market index benchmark or 25% of the fund's total assets. The risk of sector investing is that adverse conditions affecting one sector in which the fund has concentrated its investments could cause the value of the fund's shares and investments to fluctuate or decline independently of the performance of the economy or the stock markets in general.

BORROWING

The fund may borrow money for temporary or emergency purposes in amounts not exceeding 25% of its total assets. If the fund borrows money, its share price may be subject to greater fluctuation until the amount borrowed is paid off. Purchasing securities when the fund has borrowed money may involve an element of leverage. It will not purchase additional securities when the amount borrowed exceeds 5% of its total assets.


ILLIQUID INVESTMENTS


Up to 15% of the fund's assets may be invested in securities or other investments that are not readily marketable, including these:

1.  Repurchase agreements with maturities greater than seven calendar days;

2.  Time deposits maturing in more than seven calendar days;

3. To the extent a liquid secondary market does not exist for such instruments, futures contracts and options on futures;

4. Certain over-the-counter options; loans and other direct debt instruments; certain restricted securities and government-stripped fixed-rate mortgage backed securities; and/or

5. Certain Rule 144A restricted securities (Rule 144A securities for which a dealer or institutional market exists will not generally be considered illiquid).


AGF-4

Illiquid securities may be difficult to sell under certain market conditions, which could expose the fund to losses if these securities must be sold quickly in adverse markets. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Pricing Committee of the Board of Directors.


DEBT SECURITIES, INCLUDING JUNK BONDS


The fund may invest up to 15% of its assets in debt securities, including junk bonds. The fund has no pre-established minimum quality standards and may invest in debt securities of any quality, including lower-rated bonds and junk bonds that may offer higher yields because of the greater risk involved in those investments. Debt securities rated at the time of purchase below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody's Investors Service and BB or lower by Standard & Poor's Corp., or their equivalents from other nationally recognized rating agencies, or if unrated, are judged by the fund to be of comparable quality) constitute lower-rated securities. See the General SAI Disclosure for a description of these ratings.

Lower-rated debt securities are often considered speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession.

The market for lower-rated debt securities may be less active than that for higher-rated debt securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing lower-rated corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity, legislative and regulatory developments, and changing investor perceptions may affect the ability of outside pricing services used by the fund to value its portfolio securities and the fund's ability to dispose of these lower-rated debt securities.


Since the risk of default is higher for lower-rated debt securities, the adviser's and/or sub-adviser's research and credit analysis is an integral part of managing any securities of this type held by the fund. In considering investments for the fund, the adviser and/or sub-adviser, if any, will attempt to identify those issuers of high-yielding debt securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The adviser's and/ or sub-adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.


The market value of debt securities typically varies inversely to changes in prevailing interest rates. You should recognize that, in periods of declining interest rates, the value of debt securities will tend to be somewhat higher than prevailing market rates. In periods of rising interest rates, the value of those securities may be somewhat lower. These fluctuations in the value of debt securities may cause the value of the fund's shares to fluctuate in value.


STRATEGIC PORTFOLIO TRANSACTIONS


The fund may invest in one or more strategic portfolio transactions which we define as derivative transactions and cash enhancement transactions. For your convenience, in the General SAI Disclosure for the 11 funds we have included a basic discussion of these special financial arrangement transactions and some of the risks associated with them. The General SAI Disclosure for the 11 funds contains definitions of the more commonly used derivative transactions, technical explanations of how these transactions will be used and the limits on their use. You should consult your financial counselor if you have specific questions.

THE AGGRESSIVE GROWTH FUND IS AUTHORIZED:


a) for derivative transactions, to: buy and sell exchange-traded and over-the-counter put and call options on stock and stock indices, on fixed-income (interest rate) securities, on equity and fixed-income indices and on other financial transactions; buy and sell futures contracts and options on futures contracts; engage in swaps, caps, floors, collars and similar interest-rate transactions; and enter into currency forward contracts, currency futures, currency swaps, options on currencies and options on currency futures.


b) for cash enhancement transactions, to: lend portfolio securities and engage in repurchase transactions.


                                                                           AGF-5

    Collateral will be continually maintained at no less than 102% of the value of the loaned securities or of the repurchase price, as applicable.


The fund may use strategic portfolio transactions to: hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements); attempt to protect against possible changes in the market value of securities held in or to be purchased for the fund resulting from securities markets or currency exchange rate fluctuations; protect the fund's unrealized gains in the value of its portfolio securities; facilitate the sale of such securities for investment purposes; manage the effective maturity or duration of fixed-income securities; to enhance potential gain; or establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any strategic transaction is a function of numerous variables including market conditions.



The ability of the fund to utilize these strategic transactions successfully will depend on the adviser's or sub-adviser's ability to predict pertinent market movements, which cannot be assured. Additional information relating to the risks of certain financial instruments or strategies is set forth below.



RISK OF OPTIONS ON CURRENCIES AND SECURITIES


The fund may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. If the writer of an option wishes to terminate the obligation, it may effect a closing purchase transaction. Similarly, an investor who is the holder of an option may liquidate its position by effecting a closing sale transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. Although the fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) restrictions may be imposed by an exchange on opening transactions or closing transactions, or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange, (e.g., the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume); or (5) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades in that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corp. (OCC), based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.


See Risks of Foreign Currency Options for a discussion of the additional risks of foreign currency option contracts.



RISKS OF OPTIONS ON STOCK INDICES


Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, the fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the fund. It is the fund's policy to purchase or write options only on indices which include


AGF-6
a number of securities sufficient to minimize the likelihood of a trading halt in the index.

If the fund has written an option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, at least ten qualified securities, which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the fund holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.


SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES


Unless the fund has other liquid assets which are sufficient to satisfy the exercise of a call, it would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the fund fails to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of its total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

When the fund has written a call, there is also a risk that the market may decline between the time it has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, the fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the fund would be able to deliver the underlying securities in settlement, the fund may have to sell part of its portfolio in order to make settlement in cash and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the fund has written is covered by an index call held by the portfolio with the same strike price, the fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the fund exercises the call it holds or the time the fund sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.


OVER-THE-COUNTER (OTC) OPTIONS AND LIQUID SECURITIES



The fund will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Directors. The fund will not engage in OTC options transactions if the amount invested by it in OTC options plus, with respect to OTC options written by it, the amounts required to be treated as illiquid pursuant to the terms of certain no-action letters published by the Securities and Exchange Commission (SEC) staff (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by fund in illiquid securities, would exceed 15% of its total assets. OTC options on securities other than U.S. Government securities may not be within the scope of such letters and, accordingly, the amount invested by the fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. Government securities will be treated as illiquid and subject to the 15% limitation on assets that may be invested in illiquid securities.



RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


Normally the fund expects to use futures contracts and related options solely for bona fide hedging purposes, as that term is defined in Commodity Futures Trading Commission (CFTC) regulations. However, in addition, the fund may take positions in futures contracts and related options which do not come within the CFTC definition, as long as the aggregate initial margin and premiums required to establish those positions does not exceed 5% of the net assets of the fund (after taking into account unrealized profits and unrealized losses on any such contracts into which it has entered).

The fund will not (1) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of its total assets would be hedged with futures and options under normal conditions; (2) purchase futures contracts or write put options if, as a result, its total obligations upon settlement or exercise of purchased futures contracts and written put options


                                                                           AGF-7
would exceed 25% of its total assets; or (3) purchase call options if, as a result, the current value of option premiums for call options purchased by it would exceed 5% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

In addition, the value of all futures contracts sold will not exceed the total market value of the fund.


There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts is subject to the ability of the adviser or sub-adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.



RISKS OF FOREIGN CURRENCY TRANSACTIONS



The fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. The fund also may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Additionally, when the adviser and/or sub-adviser believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities it holds denominated in such foreign currency. The fund also may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. The fund will not segregate assets to cover forward contracts.



Successful use of forward currency contracts will depend on the adviser's and/or sub-advisor's skill in analyzing and predicting currency values. Forward contracts may substantially change the fund's investment exposure to changes in currency exchange rates, and could result in losses to the fund if currencies do not perform as the adviser and/or sub-adviser anticipate. For example, if a currency's value rose at a time when the adviser and/or sub-adviser had hedged by selling that currency in exchange for dollars, the fund would be unable to participate in the currency's appreciation. If the adviser and/or sub-adviser hedge currency exposure through proxy hedges, the fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the adviser and/or sub-adviser increases the fund's exposure to a foreign currency, and that currency's value declines, the fund will realize a loss.


There is no assurance that the use of forward currency contracts will be advantageous to the fund or that it will hedge at an appropriate time.


RISKS OF FOREIGN CURRENCY OPTIONS


The fund may purchase U.S. exchange-listed call and put options on foreign currencies. The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.


AGF-8

LENDING OF PORTFOLIO SECURITIES



The fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to Lincoln Life or its affiliates unless it has applied for and received specific authority from the SEC. Such loans, if and when made, may not exceed one-third of its total assets. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.



REPURCHASE AGREEMENTS


The fund may engage in repurchase agreement transactions. See the General SAI Disclosure for the 11 funds for a description of repurchase agreements and the risks they involve.


INVESTMENT RESTRICTIONS



The fund has adopted policies and investment restrictions. The investment restrictions may not be changed without a majority vote of its outstanding shares, and are considered fundamental. Such majority is defined in the Investment Company Act of 1940, as amended (1940 Act) as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. All percentage limitations expressed in the following investment restrictions are measured immediately after and giving effect to the relevant transaction.


The fund may not:

1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if, immediately after and as a result of such investment (a) more than 5% of the value of its total assets would be invested in securities of the issuer, except that, as to 25% of its total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency, or (b) it would hold more than 10% of the voting securities of the issuer, or (c) more than 25% of the value of its assets would be invested in a single industry. Each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

2. Buy or sell real estate or commodities or commodity contracts; however, it may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

3. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of its total assets;

4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause the fund to be considered an underwriter as that term is defined under the Securities Act of 1933, as amended;

5. Make loans in an aggregate amount in excess of one-third of its total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

6. Make short sales of securities or maintain a short position if, when added together more than 25% of the value of its net assets would be
    (a) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (b) allocated to segregated accounts in connection with short sales;

7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of its total assets;

8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that it may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies; or


9.  Issue senior securities, except as permitted under the 1940 Act.



                                                                           AGF-9

The following restrictions are non-fundamental and may be changed by a vote of the fund's Board of Directors. The fund does not presently intend to:

10. Enter into repurchase agreements with maturities in excess of seven days if such investment, together with other investments which are not readily marketable, exceed 15% of its total assets. This restriction shall not apply to securities eligible for resale to institutional buyers under Rule 144A of the Securities Act of 1933;

11. Make investments for the purpose of exercising control or management.


PORTFOLIO TRANSACTIONS AND BROKERAGE



The adviser and sub-adviser are responsible for decisions to buy and sell securities and other investments for the fund, the selection of brokers, dealers and futures commission merchants to effect the transactions, and the negotiation of brokerage commissions, if any. In this section, the term adviser includes the sub-adviser. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. Broker-dealers may also receive commissions in connection with options and futures transactions including the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant.


In the over-the-counter market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.


The adviser currently provides investment advice to a number of other clients. See Management of the Funds-Investment Adviser in the General Prospectus Disclosure to the Prospectus and Investment Adviser and Sub-Advisers in the General SAI Disclosure. It will be the practice of the adviser to allocate purchase and sale transactions among the fund and others whose assets it manages in such manner as it deems equitable. In making such allocations, major factors to be considered are investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser provides investment advice (including affiliates of the adviser). On occasions when the adviser deems the purchase or sale of a security to be in the best interest of the fund, as well as the other clients of the adviser, the adviser, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund. Fund securities are not purchased from or sold to the adviser or any affiliated person (as defined in the 1940 Act) of the adviser.



In connection with effecting portfolio transactions, primary consideration will be given to securing most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, commission rates charged by some brokers may be greater than the amounts other brokers might charge. The adviser may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided. The Board of Directors of the fund will review regularly the reasonableness of commission and other transaction costs incurred by the fund in the light of facts and circumstances deemed relevant from time to time, and, in that connection, will receive reports from the adviser and published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities, risks and trends, all of which the adviser regards as a useful supplement to its



AGF-10
own internal research capabilities. The adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the adviser's clients; in addition the adviser may allocate trades among brokers that generally provide superior brokerage and research services. During 2000, the adviser directed transactions totaling approximately $258,903,163 to these brokers and paid commissions of approximately $285,104 in connection with these transactions. Research services furnished by brokers are used for the benefit of some or all of the adviser's clients and not solely or necessarily for the benefit of the fund. The adviser believes that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser by any amount that might be attributable to the value of such services. The aggregate amount of brokerage commissions paid by the fund during 2000 was $516,432, for 1999 it was $884,031, and for 1998 it was $955,852, Fewer shares were traded in the fund during 2000, which resulted in a decrease in commissions paid.


If the fund effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. If a call written by the fund is exercised, normally the sale of the underlying securities will be executed by the same broker-dealer who executed the sale of the call.


The writing of options by the fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the fund may write may be affected by options written by other investment advisory clients of the adviser. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions. As of the date of this SAI, these limits (which are subject to change) are 2,000 options (200,000 shares) in each class of puts or calls.



Under the sub-advisory agreement between the adviser and the sub-adviser, the sub-adviser may perform some, or substantially all, of the investment advisery services required by the fund, even though the adviser remains primarily responsible for investment decisions affecting the fund. The sub-adviser will follow the same procedures and policies which are followed by the adviser as described previously. The sub-adviser currently provides investment advice to a number of other clients.



                                                                          AGF-11

GENERAL SAI DISCLOSURE -- IMPORTANT ADDITIONAL INFORMATION



(Note: this is uniform information for the 11 funds. See each fund's SAI for information specific to that fund.)



THIS GENERAL SAI DISCLOSURE CONSTITUTES PART OF THE SAIS OF LINCOLN NATIONAL AGGRESSIVE GROWTH FUND, INC. (AGGRESSIVE GROWTH), LINCOLN NATIONAL BOND
FUND, INC. (BOND), LINCOLN NATIONAL CAPITAL APPRECIATION FUND, INC. (CAPITAL APPRECIATION), LINCOLN NATIONAL EQUITY-INCOME FUND, INC. (EQUITY-INCOME), LINCOLN NATIONAL GLOBAL ASSET ALLOCATION FUND, INC. (GLOBAL ASSET ALLOCATION), LINCOLN NATIONAL GROWTH AND INCOME FUND, INC. (GROWTH AND INCOME), LINCOLN NATIONAL INTERNATIONAL FUND, INC. (INTERNATIONAL), LINCOLN NATIONAL MANAGED FUND, INC. (MANAGED), LINCOLN NATIONAL MONEY MARKET FUND, INC. (MONEY MARKET), LINCOLN NATIONAL SOCIAL AWARENESS FUND, INC. (SOCIAL AWARENESS), AND LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC. (SPECIAL OPPORTUNITIES). UNLESS OTHERWISE INDICATED, THE FOLLOWING INFORMATION APPLIES TO EACH FUND.



INVESTMENT ADVISER AND SUB-ADVISERS



Delaware Lincoln Investment Advisers (DLIA) is investment adviser to nine of the funds: Aggressive Growth, Bond, Capital Appreciation, Equity-Income, Growth and Income, Global Asset Allocation, International, Managed and Money Market. Vantage Investment Advisers (VIA) is investment adviser to two of the funds:
Social Awareness and Special Opportunities. DLIA and VIA are both series of Delaware Management Business Trust (DMBT), a multi-series business trust registered with the Securities and Exchange Commission as an investment adviser. DMBT's address is 2005 Market Street, Philadelphia, Pennsylvania 19103. DLIA and VIA are collectively referred to in this General SAI Disclosure as the adviser, unless otherwise indicated.



DMBT is a wholly-owned subsidiary of Lincoln National Investments, Inc., which is a wholly-owned subsidiary of Lincoln National Corporation (LNC). LNC is a publicly-held insurance holding company organized under Indiana law. Through its subsidiaries, LNC provides, on a national basis, insurance and financial services. DMBT is registered with the Securities and Exchange Commission (SEC) as an investment adviser and has acted as an investment adviser to mutual funds for over sixty years.



During the last three years, the adviser received the amounts, as illustrated in the table below, for investment advisory services. If total expenses of the funds (excluding taxes, interest, portfolio brokerage commissions and fees, and expenses of an extraordinary and non-recurring nature, but including the investment advisory fee) exceed 1 1/2% per annum of the average daily net assets of each fund (2% for the International Fund), the adviser will pay such excess by offsetting it against the advisory fee. If such offset is insufficient to cover the excess, any balance remaining will be paid directly by the adviser to each fund.



ADVISORY FEES PAID BY THE FUNDS



                                                            2000                1999                1998
---------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                      $ 4,181,027         $ 2,417,737         $ 2,476,022
Bond Fund                                                     1,398,198           1,552,439           1,421,361
Capital Appreciation Fund                                    14,625,745           9,051,341           4,265,160
Equity-Income Fund                                            6,138,123           7,394,087           6,639,317
Global Asset Allocation Fund                                  3,114,714           3,493,557           3,320,142
Growth and Income Fund                                       13,042,839          13,910,486          12,112,568
International Fund                                            3,489,925           3,998,445           3,837,594
Managed Fund                                                  3,040,221           3,376,216           3,283,079
Money Market Fund                                             1,012,883             859,855             517,294
Social Awareness Fund                                         5,748,045           6,167,750           5,287,914
Special Opportunities Fund                                    2,113,992           2,868,328           3,248,791


                                                                           GSD-1

Under an Advisory Agreement with each fund, the adviser provides portfolio management and investment advice to the funds and administers its other affairs, subject to the supervision of the fund's Board of Directors. The adviser, at its expense, will provide office space to the funds and all necessary office facilities, equipment and personnel and will make its officers and employees available to the funds as appropriate. In addition, the adviser will pay all expenses incurred by it or by the funds in connection with the management of each fund's assets or the administration of its affairs, other than those assumed by the funds, as described in the General Prospectus Disclosure. Lincoln Life has paid the organizational expenses of all the funds. The rates of compensation to the adviser is set forth in the General Prospectus Disclosure to the Prospectus.



SUB-ADVISERS. As adviser, DLIA is primarily responsible for investment decisions affecting each of the funds under its management. However, DLIA has entered into sub-advisory agreements with several professional investment management firms. These firms provide some or substantially all of the investment advisory services required by a number of the funds, including day-to-day investment management of those funds' portfolios. Each sub-adviser makes investment decisions for its respective fund in accordance with that fund's investment objectives and places orders on behalf of that fund to effect those decisions. See the following table for more information about the sub-advisers and their fees:



                                                                    ANNUAL FEE RATE BASED ON
  FUND                             SUB-ADVISER                      AVERAGE DAILY NET ASSET VALUE
  -----------------------------------------------------------------------------------------------------------------------------

  Aggressive Growth                Putnam Investment Management,    .50 of 1% of the first $250 million, .45 of 1% of the
                                   LLC (Putnam)                     excess over $250 million
                                   One Post Office Square
                                   Boston, MA 02109

  Capital Appreciation             Janus Capital Corporation        .55 of 1% of the first $100 million .50 of 1% of the next
                                   (Janus)                          $400 million; and .45 of 1% of the excess over
                                   100 Fillmore Street              $500 million
                                   Denver, CO 80206

  Equity-Income                    Fidelity Management &            .48 of 1%
                                   Research Co. (FMR)
                                   82 Devonshire Street
                                   Boston, MA 02108

  Global Asset Allocation          Putnam                           The greater of (a) $40,000; or (b) .47 of 1% of the first
                                   One Post Office Square           $200 million; .42 of 1% of the next $200 million; and .40
                                   Boston, MA 02109                 of 1% of any excess over $400 million

  Growth and Income                Goldman Sachs                    .1333 of 1%
                                   Asset Management (GSAM),
                                   a division of
                                   Goldman, Sachs & Co.
                                   32 Old Slip,
                                   17th floor
                                   New York, NY 10005

  International                    Delaware International Advisers  .50 of 1% of the first $200 million; .40 of 1% of the next
                                   Ltd. (DIAL)                      $200 million; and .35 of 1% of any excess over
                                   80 Cheapside,                    $400 million
                                   London, England
                                   EC2V 6EE


GSD-2

Stilwell Financial, Inc. ("Stilwell") owns approximately 81.5% of the outstanding voting stock of Janus. Stilwell is a publicly traded holding company with principal operations in financial asset management businesses. Thomas H. Bailey, President and Chairman of the Board of Directors of Janus, owns approximately 12% of Janus's voting stock and, by agreement with Stilwell, selects at least a majority of Janus's Board, subject to the approval of Stilwell, which approval cannot be unreasonably withheld.



Upon the completion of a pending stock sale transaction between Thomas H. Bailey, President, Chief Executive Officer and Chairman of the Board of Janus Capital, and Stilwell Financial, Inc. ("Stilwell"), Stilwell will own approximately 88.7% of Janus Capital's outstanding voting stock and Mr. Bailey will own approximately 6.2%. This transaction is anticipated to close during the first quarter of 2001.



FMR Corp., organized in 1972, is the ultimate parent company of Fidelity Management & Research Co. (FMR). The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominately by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940, as amended (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.



GSAM, a separate business unit of the Investment Management Division (IMD), a division of Goldman Sachs, was established September 1, 1999. Goldman Sachs registered as an investment adviser in 1981. As of December 31, 2000, GSAM, along with other units of IMD, had assets under management of $281.7 billion.


Putnam is a majority-owned subsidiary of Marsh & McLennan Companies, a diversified firm offering insurance and reinsurance broking, consulting, and investment management services. Putnam, however, operates independently of its parent.


During the last three years sub-advisers received the following amounts for investment sub-advisory services. DLIA, not the fund, pays all sub-advisory fees owed.



SUB-ADVISORY FEES PAID BY THE ADVISER



                                                          2000                  1999                  1998
----------------------------------------------------------------------------------------------------------------
Aggressive Growth Fund                                    $2,860,413            $1,637,988            $1,450,345
Bond Fund                                                        N/A                   N/A                   N/A
Capital Appreciation Fund                                  9,638,694             5,545,764             2,840,385
Equity-Income Fund                                         4,039,518             5,268,247             5,248,803
Global Asset Allocation Fund                               1,929,604             2,296,989             2,000,284
Growth and Income Fund                                     8,282,611             9,501,504             7,502,197
International Fund                                         1,898,905             2,200,556             1,233,752
Managed Fund                                               1,017,457             1,269,452             1,116,901
Money Market Fund                                                N/A                   N/A                   N/A
Social Awareness Fund                                      3,450,006             4,013,362             2,992,902
Special Opportunities Fund                                 1,024,476             1,706,577             1,775,700


--------------------------------------------------------------------------------


SERVICE MARKS. The service mark for the funds and the name Lincoln National have been adopted by the funds with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment advisor of the funds.



In the Prospectus and sales literature, the name Fidelity Investments will be used with the Equity-Income Fund, Goldman Sachs with the Growth and Income Fund, Janus with the Capital Appreciation Fund and Putnam with the Aggressive Growth and Global Asset Allocation Funds. The continued use of these names is subject to the right of the respective sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the particular fund it advises.


                                                                           GSD-3

DIRECTORS AND OFFICERS


The directors and executive officers of each fund, their business addresses, positions with fund, age and their principal occupations during the past five years are as follows:


----------------------------------------------------------------------------------------------------------
*     KELLY D. CLEVENGER                      Vice President, Lincoln National Life Insurance Co.
      Chairman of the Board,
      President and Director, age 48
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      JOHN B. BORSCH, JR.                     Retired, formerly Director of Northwestern University
      Director, age 67
      1776 Sherwood Road
      Des Plaines, IL 60016
----------------------------------------------------------------------------------------------------------
      NANCY L. FRISBY, CPA                    Vice President/Chief Financial Officer, Desoto Memorial
      Director, age 59                        Hospital
      127 Sinclair Street, S.W.,              Formerly Chief Financial Officer, Bascom Palmer Eye
      Port Charlotte, FL 33952                Institute, University of Miami School of Medicine
----------------------------------------------------------------------------------------------------------
*     BARBARA S. KOWALCZYK                    Senior Vice President and Director, Corporate Planning and
      Director, age 49                        Development, Lincoln National Management Corporation;
      Centre Square, West Tower               Director, Lincoln Life and Annuity Company of New York
      1500 Market St., Suite 3900             (formerly Executive Vice President, Lincoln Investment
      Philadelphia, PA 19102-2112             Management, Inc.)
----------------------------------------------------------------------------------------------------------
      KENNETH G. STELLA                       President, Indiana Hospital and Health Association
      Director, age 57
      One America Square
      Indianapolis, IN 46282
----------------------------------------------------------------------------------------------------------
      FREDERICK J. CRAWFORD                   Vice President and Treasurer, Lincoln National Corp.;
      Treasurer, age 37                       President and Market Manager Greater Cincinnati Region of
      Centre Square, West Tower               Bank One, N.A.; and First Vice President and Senior Banker,
      1500 Market St., Suite 3900             Division of First Chicago NBD.
      Philadelphia, PA 19102-2112
----------------------------------------------------------------------------------------------------------
      CYNTHIA A. ROSE                         Assistant Vice President, Lincoln National Life Insurance
      Secretary, age 46                       Co.
      1300 South Clinton Street               Secretary and Assistant Vice President (eff. 1/1/99)
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      ERIC C. JONES                           Assistant Vice President, Finance, Director of Separate
      Assistant Vice President and Chief      Account Financial Operations, Lincoln National Life
      Accounting Officer, age 40              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------
      STEVEN M. KLUEVER                       2nd Vice President, Funds Management, Lincoln National Life
      2nd Vice President, age 38              Insurance Co.
      1300 S. Clinton Street
      Fort Wayne, IN 46802
----------------------------------------------------------------------------------------------------------



* Interested persons of the funds, as defined in the Investment Company Act of 1940 (1940 Act), as amended.


GSD-4


                                                     COMPENSATION TABLE
----------------------------------------------------------------------------------------------------------------------------
                                      AGGREGATE COMPENSATION                           TOTAL COMPENSATION FROM FUND
NAME OF PERSON,                           FROM EACH FUND*                                    AND FUND COMPLEX
POSITION
----------------------------------------------------------------------------------------------------------------------------
JOHN B. BORSCH, JR.
Director                                      $1,773                                              $19,505
----------------------------------------------------------------------------------------------------------------------------
NANCY L. FRISBY
Director                                       1,870                                              18,550
----------------------------------------------------------------------------------------------------------------------------
KENNETH G. STELLA
Director                                       1,763                                              18,550
----------------------------------------------------------------------------------------------------------------------------


* Directors fees of $350 per meeting, plus expenses to attend the meetings, are paid by each fund to each director who is not an interested person of the funds.

CODE OF ETHICS


The funds permit "Access Persons" as defined by Rule 17j-1 under the 1940 Act to engage in personal securities transactions, subject to the terms of the Code of Ethics that has been adopted by each fund's Board of Directors. Access Persons are required to follow the guidelines established by a fund's Codes of Ethics in connection with all personal securities transactions and are subject to certain prohibitions on personal trading. Each fund's adviser and sub-adviser, pursuant to Rule 17j-1 and other applicable laws and pursuant to the terms of each fund's Code of Ethics, must adopt and enforce their own Codes of Ethics appropriate to their operations. Each fund's Board of Directors is required to review and approve the Codes of Ethics for the fund's adviser and sub-adviser.



FUND EXPENSES



Expenses other than investment advisory fees specifically assumed by each fund include: compensation and expenses of Directors of the fund who are not interested persons of the fund as defined in the 1940 Act; registration, filing, printing, and other fees in connection with filings with regulatory authorities, including the costs of printing and mailing updated Prospectuses and SAIs provided to current contract owners; fees and expenses of independent auditors; the expenses of printing and mailing proxy statements and shareholder reports; custodian and transfer agent charges; brokerage commissions and securities and options transaction costs incurred by the fund; taxes and corporate fees; fees for accounting, valuation and related services; legal fees incurred in connection with the affairs of the fund (other than legal services provided by personnel of the adviser or its affiliated companies); the fees of any trade association of which the fund is a member; and expenses of shareholder and Director meetings.



DESCRIPTION OF SHARES



The authorized capital stock of each fund consists of shares of common stock, $0.01 par value. Fund shares will be owned by Lincoln Life and will be held by it in the variable accounts. As principal shareholder of each fund, Lincoln Life may be deemed to be a control person as that term is defined under the 1940 Act. However, as stated in the prospectuses for the variable accounts, Lincoln Life provides to contract owners of the variable accounts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law. Lincoln Life will vote for or against any proposition, or will abstain from voting, any fund shares attributable to a contract for which no timely voting instructions are received, and any fund shares held by Lincoln Life for its own account, in proportion to the voting instructions that it received with respect to all contracts participating in that fund. However, if the 1940 Act or any regulation under it should change, and as a result Lincoln Life determines it is permitted to vote fund shares in its own right, it may elect to do so.


All the shares of each fund are of the same class with equal rights and privileges. Each full share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote, on all matters subjected to a vote of the shareholder. All shares, full and fractional, participate proportionately in any dividends and capital gains distributions and, in the event of liquidation, in that fund's net assets remaining after satisfaction of outstanding liabilities.

When issued, each share is fully-paid and non-assessable and the shareholder has no preemptive or conversion rights. Fund shares have non-cumulative voting

                                                                           GSD-5
rights, which means that holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so. In that event the holders of the remaining shares so voting will not be able to elect any directors. Shares may be redeemed as set forth under Purchase and Redemption of Fund Shares in the General Prospectus Disclosure.


The Bylaws of the funds allow them, in proper cases, to dispense with their annual meetings of the shareholder. Generally, this may be done as long as:
(1) a majority of the Directors then in office have at some point been elected by the shareholder and, if any vacancy is filled by vote of the Board of Directors, then immediately after filling the vacancy at least two thirds of the Directors shall have been elected by the shareholder; (2) there is no change in the independent auditor of the funds; (3) there is no material change to the investment advisory and/or sub-advisory agreements and/or fundamental policies; and (4) a shareholder vote is not required with respect to a distribution agreement. In adopting this procedure for dispensing with annual meetings that are a formality, the Directors of the funds have undertaken to comply with the requirements of Section 16(c) of the 1940 Act. That Section protects contract owners by providing a procedure by which they may require management to convene a meeting of the shareholder to vote on removal of one or more Directors. The Directors also have agreed to facilitate communication among contract owners for the purpose of calling those meetings. Further information about these procedures is available from fund management.


STRATEGIC PORTFOLIO TRANSACTIONS-ADDITIONAL INFORMATION


Because of their different investment objectives and portfolio management philosophies many of the funds engage to varying degrees in strategic portfolio transactions, in order to preserve or enhance the value of their assets. These can be generally identified as either derivative transactions or cash enhancement transactions. Derivative transactions are recognized by the investment community as an acceptable way to seek to increase the fund's overall value (or, depending on the condition of the securities markets, at least to slow its decrease). Cash enhancement transactions are designed to make some extra money for the fund when it has excess cash, or to help the fund obtain some cash for temporary purposes when needed. See the Prospectus for each fund for a listing of the kinds of transactions in which each fund may engage.

1. DERIVATIVE TRANSACTIONS

    A.  Introduction

       A derivative transaction is a financial agreement the value of which is dependent upon the values of one or more underlying assets or upon the values of one or more indices of asset values. The following types are currently in fairly common use in the investment community, although not every fund will use all of them:

        1. Equity contracts: stock options and indexed options; equity swaps; stock index futures and options on futures; swaptions;

        2. Interest rate contracts: interest rate futures and options on them; forward rate agreements (FRAs); interest rate swaps and their related transactions (e.g., caps, floors, collars and corridors); and/or

        3. Currency derivative contracts: currency forward contracts; currency options; currency futures; currency swaps; cross-currency interest rate swaps.

SIMPLIFIED DEFINITIONS FOR THESE TRANSACTIONS ARE PROVIDED AT THE END OF THIS GENERAL SAI DISCLOSURE.


Although they may be structured in complex combinations, derivative transactions in which the funds engage generally fall into two broad categories: options contracts or forward contracts. The combined forms are constantly evolving. In fact, variations on the types listed previously may come into use after the date of the fund's SAIs. Therefore, where a particular fund discloses the intent of that fund to engage in any of the types listed, that fund hereby reserves the right to engage in related variations on those transactions.


The funds intend to engage in derivative transactions only defensively, unless a fund's Prospectus or SAI states otherwise. Examples of this defensive use might be: to hedge against a perceived decrease in a fund's asset value; to control transaction costs associated with market timing (e.g., by using futures on an unleveraged basis); and to lock in returns, spreads, or currency exchange rates in anticipation of future cash market transactions.

There is no discussion here of asset-backed or mortgage-backed securities, or securities such as collateralized mortgage obligations, structured notes, inverse floaters, principal-only or interest-only securities, etc. For a description of these securities see the Prospectus or SAI for the funds that are authorized to engage in this kind of trading.

GSD-6

    B.  Risk factors commonly associated with derivative transactions.

       There are certain risks associated with derivatives, and some derivatives involve more of these risks than others. We briefly describe the most common ones here; however, this is not an exhaustive list. Consult your financial counselor if you have additional questions.

       CREDIT RISK is the possibility that a counterparty to a transaction will fail to perform according to the terms and conditions of the transaction, causing the holder of the claim to suffer a loss.

       CROSS-CURRENCY SETTLEMENT RISK (or Herstatt risk) is related to the settlement of foreign exchange contracts. It arises when one of the counterparties to a contract pays out one currency prior to receiving payment of the other. Herstatt risk arises because the hours of operation of domestic interbank fund transfer systems often do not overlap due to time zone differences. In the interval between the time one counterparty has received payment in one indicated currency and the time the other counterparty(ies) receive payment in the others, those awaiting payment are exposed to credit risk and market risk.

       LEGAL RISK is the chance that a derivative transaction, which involves highly complex financial arrangements, will be unenforceable in particular jurisdictions or against a financially troubled entity; or will be subject to regulation from unanticipated sources.

       MARKET LIQUIDITY RISK is the risk that a fund will be unable to control its losses if a liquid secondary market for a financial instrument does not exist. It is often considered as the risk that a (negotiable or assignable) financial instrument cannot be sold quickly and at a price close to its fundamental value.

       MARKET RISK is the risk of a change in the price of a financial instrument, which may depend on the price of an underlying asset.

       OPERATING RISK is the potential of unexpected loss from inadequate internal controls or procedures; human error; system (including data processing system) failure; or employee dishonesty.

       SETTLEMENT RISK between two counterparties is the possibility that a counterparty to whom a firm has made a delivery of assets or money defaults before the amounts due or assets have been received; or the risk that technical difficulties interrupt delivery or settlement even if the counterparties are able to perform. In the latter case, payment is likely to be delayed but recoverable.

       SYSTEMIC RISK is the uncertainty that a disruption (at a firm, in a market segment, to a settlement system, etc.) might cause widespread difficulties at other firms, in other market segments, or in the financial system as a whole.

       SPECIAL NOTE FOR OPTIONS AND FUTURES TRANSACTIONS: Gains and losses on options and futures transactions depend on the portfolio manager's ability to correctly predict the direction of stock prices and interest rates, and other economic factors. Options and futures trading may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge. The loss from investing in futures transactions is potentially unlimited.

       SOME OF THESE RISKS MAY BE PRESENT IN EACH TYPE OF TRANSACTION, WHILE OTHERS MAY PERTAIN ONLY TO CERTAIN ONES. These risks are discussed here only briefly. Before you invest in a particular fund, please consult your financial counselor if you have questions about the risks associated with that fund's use of derivatives.

    C.  Varying usage of derivative transactions

       Subject to the terms of the Prospectus and SAI for each fund, that fund's portfolio manager decides which types of derivative transactions to employ, at which times and under what circumstances. For a description of the limits, risk factors and circumstances under which derivative transactions will be used by each fund, refer to the SAI booklet.

    D.  Increased government scrutiny

       Derivative transactions are coming under increased scrutiny by Congress and industry regulators (such as the SEC and the Office of the Comptroller of the Currency), and by self-regulatory agencies (such as the NASD). Should legislation or regulatory initiatives be enacted resulting in additional restrictive requirements for derivative transactions, Lincoln Life and the funds reserve the right to make all necessary changes in the contracts and the Registration Statements for the funds, respectively, to comply with those requirements.

                                                                           GSD-7

2. CASH ENHANCEMENT TRANSACTIONS


Cash enhancement transactions also involve certain risks to the fund. They are discussed more fully in the SAI.

    A.  Lending of portfolio securities

       Any fund authorized to do so may make secured loans of its portfolio securities in order to realize additional income. The loans are limited to a maximum of a stipulated amount of the fund's total assets. As a matter of policy, securities loans are made to broker/dealers under agreements requiring that the loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to 102% of the value of the securities lent.

       The borrower pays the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on securities lent. The fund also retains all or a portion of the interest received on investment of the cash collateral, or receives a fee from the borrower.


       With respect to the loaned securities, voting rights or rights to consent pass to the borrower. However, the fund retains the right to call in the loans and have the loaned securities returned at any time with reasonable notice. This is important when issuers of the securities ask holders of those securities--including the fund--to vote or consent on matters which could materially affect the holders' investment. The fund may also call in the loaned securities in order to sell them. None of the fund's portfolio securities will be loaned to the adviser, to any sub-adviser, or to any of their respective affiliates. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.


    B.  Repurchase (Repo) and reverse repurchase (Reverse Repo) transactions

        1. REPOS. From time to time, the funds may enter into Repo transactions. In a typical Repo transaction, the fund involved buys U.S. Government or other money market securities from a financial institution (such as a bank, broker, or savings and loan association). At the same time, as part of the arrangement, the fund obtains an agreement from the seller to repurchase those same securities from the fund at a specified price on a fixed future date.

           The repurchase date is normally not more than seven days from the date of purchase. Repurchase agreements maturing in more than seven days will be considered illiquid and subject to the fund's restriction on illiquid securities.

        2. REVERSE REPOS. A fund may also be authorized to enter into Reverse Repo transactions. This simply means the fund is on the reverse side of a Repo transaction. That is, the fund is the Seller of some of its portfolio securities, subject to buying them back at a set price and date.

           Authorized funds will engage in Reverse Repos for temporary purposes, such as for obtaining cash to fund redemptions; or for the purpose of increasing the income of the fund by investing the cash proceeds at a higher rate than the cost of the agreement. Entering into a reverse repo transaction is considered to be the borrowing of money by the fund. Funds authorized to engage in Repos as buyers are not necessarily authorized to do Reverse Repos.


RISKS OF OPTIONS AND FINANCIAL FUTURES TRADING


This discussion relates to all funds except the International Fund and the Money Market Fund. (Note: The SAIs for Aggressive Growth, Capital Appreciation, Equity-Income and Global Asset Allocation Funds provide additional disclosures concerning the types and risks of the strategic portfolio transactions in which they may engage.)


OPTIONS TRADING



A fund may purchase or write (sell) options on financial instruments as a means of achieving additional return or hedging the value of the fund's portfolio. The fund may not purchase or write put or covered call options in an aggregate cost exceeding 30% of the value of its total assets. The fund would invest in options in standard contracts which may be quoted on NASDAQ, or on national securities exchanges. Currently options are traded on numerous securities and indices including, without limitation, the Standard and Poor's 100 Index (S&P 100), the Standard and Poor's 500 Index (S&P 500), and the NYSE Beta Index.



Put and call options are generally short-term contracts with durations of nine months or less. The investment adviser will generally write covered call options when it anticipates declines in the market value of the portfolio securities and the premiums received may offset to


GSD-8
some extent the decline in the fund's net asset value. On the other hand, writing put options may be a useful portfolio investment strategy when the fund has cash or other reserves and it intends to purchase securities but expects prices to increase.



Generally, the risk to the fund in writing options is that the investment adviser's assumption about the price trend of the underlying security may prove inaccurate. If the fund wrote a put, expecting the price of a security to increase, and it decreases, or if the fund wrote a call, expecting the price to decrease but it increased, the fund could suffer a loss if the premium received in each case did not equal the difference between the exercise price and the market price.


As with the writer of a call, a put writer generally hopes to realize premium income. The risk position of the fund as a put writer is similar to that of a covered call writer which owns the underlying securities. Like the covered call writer (who must bear the risk of the position in the underlying security), the fund as a put writer stands to incur a loss if and to the extent the price of the underlying security falls below the exercise price plus premium.

Principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. In addition, there is no assurance that the fund will be able to effect a closing transaction at a favorable price. If the fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. If a substantial number of covered options written by the fund are exercised, the fund's rate of portfolio turnover could exceed historic levels. This could result in higher transaction costs, including brokerage commissions. The fund will pay brokerage commissions in connection with the writing and purchasing of options to close out previously written options. Such brokerage commissions are normally higher than those applicable to purchases and sales of portfolio securities.


FUTURES CONTRACTS AND OPTIONS THEREON



The fund may buy and sell financial futures contracts (futures contracts) and related options thereon solely for hedging purposes. The fund may sell a futures contract or purchase a put option on that futures contract to protect the value of the fund's portfolio in the event the investment adviser anticipates declining security prices. Similarly, if security prices are expected to rise, the fund may purchase a futures contract or a call option thereon.


The fund may purchase and sell financial futures contracts (futures contracts) as a hedge against fluctuations in the value of securities which are held in the fund's portfolio or which the fund intends to purchase. The fund will engage in such transactions consistent with the fund's investment objective. For certain limited purposes, the fund may also be authorized to buy futures contracts on an unleveraged basis and not as an anticipatory hedge. Currently, futures contracts are available on Treasury bills, notes, and bonds as well as interest-rate and stock market indexes.

The Bond, Growth and Income, Managed, Social Awareness, and Special Opportunities funds may only purchase futures and related options thereon for hedging purposes. The Aggressive Growth, Capital Appreciation, Equity-Income, and Global Asset Allocation funds may purchase futures and related options for both hedging and non-hedging purposes, but subject to the limits described in each fund's SAI. The funds will not purchase or sell futures contracts or related options if immediately thereafter more than 1/3 of its net assets would be hedged.


There are a number of risks associated with futures hedging. Changes in the price of a futures contract generally parallel but do not necessarily equal changes in the prices of the securities being hedged. The risk of imperfect correlation increases as the composition of the fund's securities portfolio diverges from the securities that are the subject of the futures contract. Because the change in the price of the futures contract may be more or less than the change in the prices of the underlying securities, even a correct forecast of price changes may not result in a successful hedging transaction. Another risk is that the investment adviser could be incorrect in its expectation as to the direction or extent of various market trends or the time period within which the trends are to take place.


The fund intends to purchase and sell futures contracts only on exchanges where there appears to be a market in such futures sufficiently active to accommodate the volume of its trading activity. This investment policy does not apply to the Capital Appreciation, Global Asset Allocation, and Equity-Income funds. There can be no assurance that a liquid market will always exist for any particular contract at any particular time. Accordingly, there can be no assurance that it will always be possible to close a futures position when such closing is desired and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been sold to hedge portfolio securities, such securities will not be sold until the offsetting futures contracts can be executed. Similarly, in the event futures have been bought to hedge anticipated securities purchases, such purchases will not be executed until the offsetting futures contracts can be sold.

                                                                           GSD-9

Successful use of futures contracts by the fund is also subject to the ability of the investment adviser to predict correctly movements in the direction of interest rates and other factors affecting markets for securities. For example, if the fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements. Such sale of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The fund may have to sell securities at a time when it is disadvantageous to do so. Where futures are purchased to hedge against a possible increase in the price of securities before the fund is able to invest its cash in an orderly fashion, it is possible that the market may decline instead; if the fund then concludes not to invest in securities at that time because of concern as to possible further market decline or for other reasons, the fund will realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.



The selling of futures contracts by the fund and use of related transactions in options on futures contracts are subject to position limits, which are affected by the activities of the investment adviser.


The hours of trading of futures contracts may not conform to the hours during which the fund may trade securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.


The fund's successful use of futures contracts and options thereon depends upon the ability of its investment adviser to predict movements in the securities markets and other factors affecting markets for securities and upon the degree of correlation between the prices of the futures contracts and the prices of the securities being hedged. As a result, even a correct forecast of price changes may not result in a successful hedging transaction. Although futures contracts and options thereon may limit the fund's exposure to loss, they may also limit the fund's potential for capital gains. For example, if the fund has hedged against the possibility of decrease in prices which would adversely affect the price of securities in its portfolio and prices of such securities increase instead, the fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. Although the fund will enter into futures contracts only where there appears to be a liquid market, there can be no assurance that such liquidity will always exist.



LENDING OF PORTFOLIO SECURITIES



The funds may from time to time lend securities from their portfolios to brokers, dealers and financial institutions and receive collateral from the borrower, in the form of cash (which may be invested in short-term securities), U.S. Government obligations or certificates of deposit. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities, and will be in the actual or constructive possession of the particular fund during the term of the loan. The fund will maintain the incidents of ownership of the loaned securities and will continue to be entitled to the interest or dividends payable on the loaned securities. In addition, the fund will receive interest on the amount of the loan. The loans will be terminable by the fund at any time and will not be made to any affiliates of the fund or the adviser. The fund may pay reasonable finder's fees to persons unaffiliated with it in connection with the arrangement of the loans.



As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral or the loaned securities should the borrower of securities fail financially. However, loans of portfolio securities will be made to firms deemed by the adviser to be creditworthy.



RISKS OF REPURCHASE AND REVERSE REPURCHASE AGREEMENTS


The funds may make short-term investments in repurchase agreements. The difference between the purchase price to the fund and the resale price to the seller represents the interest earned by the fund which is unrelated to the coupon rate or maturity of the purchased security. If the seller defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement declines, or the fund may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the fund may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. The Board of Directors of the funds or its delegate will evaluate the creditworthiness of all entities, including banks and broker-dealers, with which they propose to enter into repurchase agreements. These transactions will be fully collateralized; and the collateral for each

GSD-10
transaction will be in the actual or constructive possession of the particular fund during the terms of the transaction, as provided in the agreement.


Similarly, the fund will enter into reverse repurchase agreements only with parties that the adviser or sub-advisor deems creditworthy. While a reverse repurchase agreement is outstanding, the funds will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement.



FOREIGN INVESTMENTS


There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates; devaluation of currencies; political or economic developments including the possible imposition of currency exchange blockages, bars preventing the removal of assets, or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; and the fact that foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. With respect to certain foreign countries, there is also the possibility of expropriation, nationalization, confiscatory taxation, and limitations on the use or removal of cash or other assets of a fund, including the withholding of interest payments or dividends. These risks may be particularly great in so-called developing or undeveloped countries, sometimes referred to as Emerging Markets.


In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, a fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. The funds will incur costs in converting foreign currencies into U.S. dollars. Custody charges are generally higher for foreign securities. In buying and selling securities on foreign exchanges, a fund normally pays fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the U.S. There may be difficulty in enforcing legal rights outside the U.S. For example, in the event of default on any foreign debt obligations, it may be more difficult or impossible for the fund to obtain or to enforce a judgment against the issuers of these securities. The adviser or sub-adviser will take all these factors into consideration in managing a fund's foreign investments.


The share price of a fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which those securities are denominated. Depending on the extent of a fund's investments abroad, changes in a fund's share price may have a low correlation with movements in the U.S. markets. Because most of the foreign securities in which the fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of the fund.


FOREIGN CURRENCIES



When an adviser or sub-adviser believes that a currency in which a portfolio security or securities is denominated or exposed may suffer a decline against the U.S. dollar, it may hedge that risk by entering into a forward contract to sell an amount of foreign currency approximating the value of some or all of the portfolio securities denominated in or exposed to that foreign currency.


Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and a fund may hold various foreign currencies, the value of the net assets of that fund as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. Generally, currency exchange transactions will be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market. The cost of currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. Some foreign currency values may be volatile, and there is the possibility of government controls on currency exchange or governmental intervention in currency markets which could adversely affect the fund.


Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. In order to protect against uncertainty in the level of future foreign currency exchange rates, a fund's adviser or sub-adviser may attempt to manage exchange rate risk through active currency management, including the use of certain foreign currency hedging transactions.



For example, it may hedge some or all of its investments denominated in a foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the fund's assets denominated in or exposed to that currency), or by participating in options or futures contracts with respect to that currency. If the adviser or sub-adviser believes that a particular currency may


                                                                          GSD-11
decline relative to the U.S. dollar, the fund may also enter into contracts to sell that currency (up to the value of the fund's assets denominated in or exposed to that currency) in exchange for another currency that the adviser or sub-adviser expects to remain stable or to appreciate relative to the U.S. dollar. This technique is known as currency cross-hedging. Refer to the Prospectus for each fund to determine which funds may engage in these transactions.



These strategies are intended to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, these strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may adversely impact the fund's performance if the adviser or sub-adviser's projection of future exchange rates is inaccurate. See Strategic Portfolio Transactions -- Additional Information.



VALUATION OF PORTFOLIO SECURITIES



SHORT-TERM INVESTMENTS. For funds (other than the Money Market Fund) that own short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.



OPTIONS TRADING. For those funds engaging in options trading, fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund's net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.



FUTURES CONTRACTS AND OPTIONS. For those funds buying and selling futures contracts and related options thereon, the futures contracts and options are valued at their daily settlement price.



FOREIGN SECURITIES. For funds investing in foreign securities, the value of a foreign portfolio security held by a fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, that fund's portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund's assets.


However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund. There are more detailed explanations of these circumstances in the SAI for the various funds. See the General Prospectus Disclosure for the funds for information about how to obtain a copy of the SAI booklet for the 11 funds.

CUSTODIAN

All securities, cash and other similar assets of the Bond, Growth and Income, Managed, Money Market, Social Awareness and Special Opportunities funds are currently held in custody by The Chase Manhattan Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245. Chase Manhattan agreed to act as custodian for each fund pursuant to a Custodian Agreement dated March 30, 1998.

All securities, cash and other similar assets of the Aggressive Growth, Capital Appreciation, Equity-Income, Global Asset Allocation and International Funds are held in custody by State Street Bank and Trust Co., 225 Franklin Street, Boston, Massachusetts 02110. State Street agreed to act as custodian for these funds pursuant to Custodian Contracts effective July 21, 1987 for the Global Asset Allocation fund, April 29, 1991 for the International fund, and December 6, 1993 for the other three funds.

Under these Agreements, the respective custodians shall (1) receive and disburse money; (2) receive and hold securities; (3) transfer, exchange, or deliver securities; (4) present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; (5) cause escrow and deposit receipts to be executed; (6) register securities; and
(7) deliver to the funds proxies, proxy statements, etc.


It is anticipated that by the end of 3rd quarter 2001, the custodian for each of these funds will be changed to Mellon Bank, 1735 Market Street, Suite 1735, Philadelphia, Pennsylvania 19103. This change is not expected to result in any material variation in the custodial services currently provided to these funds.



Lincoln Life performs the dividend and transfer functions for each fund.


GSD-12

INDEPENDENT AUDITORS



Each fund's Board of Directors has engaged Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to be the independent auditors for the fund. In addition to the audit of the 2000 financial statements of the funds, other services provided include review and consultation connected with filings of annual reports and registration statements with the Securities and Exchange Commission (SEC); consultation on financial accounting and reporting matters; and meetings with the Audit Committee.



FINANCIAL STATEMENTS



The audited financial statements and the reports of Ernst & Young LLP, Independent Auditors, for the funds are incorporated by reference to each fund's 2000 Annual Report. We will provide a copy of each fund's Annual Report on request and without charge. Either write Lincoln National Life Insurance Co., P.O. Box 2340, Fort Wayne, Indiana 46801 or call: 1-800-4LINCOLN (452-6265).



BOND AND COMMERCIAL PAPER RATINGS


Certain of the funds' investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody's Investors Service, Inc. and Standard & Poor's Corp.

MOODY'S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

STANDARD & POOR'S CORP.

AAA -- This is the highest rating assigned by Standard & Poor's Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

                                                                          GSD-13

BB-B-CCC-CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1 -- Highest Quality;
Prime 2 -- Higher Quality;
Prime 3 -- High Quality.

(The funds will not invest in commercial paper rated Prime 3).

STANDARD & POOR'S CORP.

A Standard & Poor's Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The funds will not invest in commercial paper rated A-3).

A -- 1 this designation indicates that the degree of safety regarding timely payment is very strong.

A -- 2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.


U.S. GOVERNMENT OBLIGATIONS


Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of two to ten years and Treasury bonds generally have a maturity of greater than ten years.

Various agencies of the U.S. Government issue obligations. Some of these securities are supported by the full faith and credit of the U.S. Treasury (for example those issued by Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority).

Obligations of instrumentalities of the U.S. Government are supported by the right of the issuer to borrow from the Treasury (for example, those issued by Federal Farm Credit Banks, Federal Home Loan Bank, Federal Home Loan Mortgage Corp., Federal Intermediate Credit Banks, Federal Land Bank and the U.S. Postal Service). Obligations supported by the credit of the instrumentality include securities issued by government-sponsored corporations whose stock is publicly held (for example, the Federal National Mortgage Association, and the Student Loan Marketing Association). There is no guarantee that the government will support these types of securities, and therefore they may involve more risk than other government obligations.

TAXES

Each fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986, as amended (the Code). If a fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders. To qualify for treatment as a regulated investment company, each fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The federal tax laws impose a 4% nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws, unless certain exceptions apply. Each fund intends to comply with such distribution requirements or qualify under one or more exceptions, and thus does not expect to incur the 4% nondeductible excise tax.

GSD-14

Since the sole shareholder of each fund will be Lincoln Life, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.


DERIVATIVE TRANSACTIONS-DEFINITIONS



The SAI for each fund and this uniform General SAI Disclosure discuss the type of derivative transactions in which the funds may engage and the risks typically associated with many derivative transactions. Here are some definitions for the derivatives listed in the General SAI Disclosure:


OPTION. A contract which gives the fund the right, but not the obligation, to buy or sell specified securities at a fixed price before or at a designated future date. If the contract allows the fund to buy securities, it is a call option; if to sell, it is a put option. It is common practice in options trading to terminate an outstanding option contract by entering into an offsetting transaction known as a closing transaction; as a result of which the fund would either pay out or receive a cash settlement. This is discussed below.


CURRENCY OPTION. Discussed later.



FIXED INCOME OPTION. One based on a fixed-income security, such as a corporate or government bond.



INDEX OPTION. One based on the value of an index which measures the fluctuating value of a basket of pre-selected securities.



STOCK (EQUITY) OPTION. One based on the shares of stock of a particular company.



OPTION ON A FUTURES CONTRACT. Discussed later.


SWAP. A financial transaction in which the fund and another party agree to exchange streams of payments at periodic intervals under a predetermined set of occurrences related to the price level, performance or value of one or more underlying securities, and pegged to a reference amount known as the notional amount. A swap is normally used to change the market risk associated with a loan or bond borrowing from one interest rate base (fixed term or floating rate) or currency of one denomination to another.


EQUITY SWAP. One which allows the fund to exchange the rate of return (or some portion of the rate) on its portfolio stocks (an individual share, a basket or index) for the rate of return on another equity or non-equity investment.



INTEREST RATE SWAP. One in which the fund and another party exchange different types of interest payment streams, pegged to an underlying notional principal amount. The three main types of interest rate swaps are coupon swaps (fixed rate to floating rate in the same currency); basis swaps (one floating rate index to another floating rate index in the same currency); and cross-currency interest rate swaps (fixed rate in one currency to floating rate in another).



RELATED TRANSACTIONS TO INTEREST RATE SWAPS:


a. Cap. A contract for which the buyer pays a fee, or premium, to obtain protection against a rise in a particular interest rate above a certain level. For example, an interest rate cap may cover a specified principal amount of a loan over a designated time period, such as a calendar quarter. If the covered interest rate rises above the rate ceiling, the seller of the rate cap pays the purchaser an amount of money equal to the average rate differential times the principal amount times one-quarter.

b. Floor. A contract in which the seller agrees to pay to the purchaser, in return for the payment of a premium, the difference between current interest rates and an agreed (strike) rate times the notional amount, should interest rates fall below the agreed level (the floor). A floor contract has the effect of a string of interest rate guarantees.

c. Collar. An arrangement to simultaneously purchase a cap and sell a floor, in order to maintain interest rates within a defined range. The premium income from the sale of the floor reduces or offsets the cost of buying the cap.

d. Corridor. An agreement to buy a cap at one interest rate and sell a cap at a higher rate.

SWAPTION. An option to enter into, extend, or cancel a swap.


FUTURES CONTRACT. A contract which commits the fund to buy or sell a specified amount of a financial instrument at a fixed price on a fixed date in the future. Futures contracts are normally traded on an exchange and their terms are standardized, which makes it easier to buy and sell them.



INTEREST RATE FUTURES (AND OPTIONS ON THEM). Futures contracts pegged to U.S. and foreign fixed-income securities, debt indices and reference rates.


                                                                          GSD-15

STOCK INDEX FUTURES. Futures contracts based on an index of pre-selected stocks, with prices based on a composite of the changes to the prices of the individual securities in the index (e.g., S&P 500).



OPTION ON A FUTURES CONTRACT. An option taken on a futures position.



FORWARD CONTRACT. An over-the-counter, individually-tailored futures contract.



FORWARD RATE AGREEMENT (FRA). A contract in which the fund and another party agree on the interest rate to be paid on a notional deposit of specified maturity at a specific future time. Normally, no exchange of principal is involved; the difference between the contracted rate and the prevailing rate is settled in cash.



CURRENCY CONTRACT. A contract entered into for the purpose of reducing or eliminating an anticipated rise or drop in currency exchange rates over time.



CURRENCY FUTURES. Futures contracts on foreign currencies. Used to hedge the purchase or sale of foreign securities.



CURRENCY OPTION. An option taken on foreign currency.



CURRENCY SWAP. A swap involving the exchange of cash flows and principal in one currency for those in another, with an agreement to reverse the principal swap at a future date.



CROSS-CURRENCY INTEREST RATE SWAP. A swap involving the exchange of streams of interest rate payments (but not necessarily principal payments) in different currencies and often on different interest bases (e.g., fixed Deutsche Mark against floating dollar, but also fixed Deutsche Mark against fixed dollar).



FORWARD CURRENCY CONTRACT. A contract to lock in a currency exchange rate at a future date, to eliminate risk of currency fluctuation when the time comes to convert from one currency to another.


GSD-16

THIS PAGE WAS INTENTIONALLY LEFT BLANK.

                                                                          GSD-17

                          PART C - OTHER INFORMATION

Item 23 Exhibits:

         (a)   - Articles of Incorporation*

         (b)   - By-Laws*

         (c)   - Certificate*

         (d)1. - Advisory Agreement between Lincoln Investment Management, Inc. and Lincoln National Aggressive Growth Fund, Inc. dated September 23, 1993.*


         (d)2. - Sub-Advisory Agreement between Lincoln Investment Management (formerly Lincoln National Investment Management Company) and Putnam Investment Management Inc. dated May 1, 1999 is incorporated herein by reference to Amendment No. 9 filed on April 10, 2000.


         (d)3. - Assumption Agreement Investment Advisory Agreement


         (d)4. - Assumption Agreement Sub-Advisory Agreement

         (e)1. - NA

         (e)2. - Specimen Agent's Contract (Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement)

         (f)   - NA

         (g)1. - Custody Agreement between State Street Bank & Trust Company and Lincoln National Aggressive Growth Fund, Inc.*


         (g)2. - Custody Fee Schedule (Incorporated herein by reference to Post-Effective Amendment No. 5 to this Registration Statement)


         (g)3. - Form of Mellon Bank Custody Agreement


         (h)1. - Fund Participation Agreement

                 a. Fund Participation Agreement between Lincoln Life
                    Insurance Company and Lincoln National Aggressive Growth Fund, Inc.

                 b. Fund Participation Agreement between Lincoln Life &
                    Annuity Company of New York and Lincoln National Aggressive Growth Fund, Inc.

         (h)2. - Trade Name Agreement*

         (h)3. - Services Agreement between Delaware Management Holdings, Inc., Delaware Service Company, Inc., Lincoln National Aggressive Growth Fund, Inc. and Lincoln National Life Insurance Company is incorporated herein by reference to the Registration Statement on Form N-1A (2-80741), Amendment No. 21 filed on April 10, 2000.

         (i)   - Opinion of Counsel*

         (j)   - Consent of Ernst & Young LLP, Independent Auditors

         (k)   - NA

         (l)   - Investment Letter*

         (m)   - NA

         (n)   - NA

         (o)   - NA

         (p)   - Code of Ethics

         (p)1. - Lincoln National Aggressive Growth Fund, Inc.

         (p)2. - Delaware Lincoln Investment Advisers (DLIA)


         (p)3. - Putnam Investment Management, LLC. (Putnam)

         (q)1. - Power of Attorney - Kenneth G. Stella is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.
         (q)2. - Power of Attorney, John B. Borsch, Jr. is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.
         (q)3. - Power of Attorney, Barbara S. Kowalczyk is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.
         (q)4. - Power of Attorney, Nancy L. Frisby is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.
         (q)5. - Power of Attorney, Eric C. Jones is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.

         (q)6. - Power of Attorney, Frederick J. Crawford.

         (q)7. - Power of Attorney, Kelly D. Clevenger is incorporated by reference to Post-Effective Amendment No. 9 filed on April 16, 1999.

         (r)   - Organizational chart

         (s)   - Memorandum Concerning Books and Records

         * Incorporated by reference to Post-Effective Amendment No. 6 to this Registration Statement.

Item 24.  Persons Controlled by or Under Common Control with Registrant

      See "Management of the Funds" and "Purchase of and Redemption of Fund Shares" in the General Prospectus Disclosure forming Part A of this Registration Statement and "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement. As of the date of this Post-Effective Amendment, the Lincoln National Life Insurance Company (Lincoln Life), for its Variable Annuity Accounts, G, L, and Q and Variable Life Accounts K, and Lincoln Life & Annuity Company of New York (LNY), for its Variable Annuity Account L are the shareholders of the Fund.

      No persons are controlled by the Registrant. A diagram of all persons under common control with the Registrant is filed as Exhibit 23(r) to this Registration Statement.

Item 25.  Indemnification

      As permitted by Section 17(h) and (i) of the Investment Company Act of 1940 (the "1940 Act") and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), officers, directors, employees and agents of the Registrant will not be liable to the Registrant, any stockholder, officer, director, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions. Section 2-418 of Maryland General Corporation Law permits indemnification of directors who acted in good faith and reasonably believed that the conduct was in the best interests of the Registrant.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless is the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

      The Registrant will purchase an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claim against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy will also insure the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

      Section 9 of the Investment Advisory Agreement (Exhibit (d) 1 to the Registration Statement) limits the liability of DLIA to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of its respective duties or from reckless disregard by them of its respective obligations and duties under the agreements.

      The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17 (i) of such Act remain in effect and are consistently applied.


Item 26.  Business and Other Connections of Investment Adviser

      Information pertaining to any business and other connections of Registrant's investment adviser, DLIA, is hereby incorporated by reference from the section captioned "Management of the Fund" in the Prospectus forming Part A of this Registration Statement, the section captioned "Investment Adviser and Sub-Advisers" in the General SAI Disclosure forming Part B of this Registration Statement, and Item 7 of Part II of Delaware Management Business Trust's (DMBT's) Form ADV filed separately with the Commission (File No. 811-32108). Information pertaining to any business and other connections of Registrant's sub-investment adviser, Putnam Investment Management, LLC. ("Putnam") is incorporated by reference from the section of the Prospectus captioned "Management of the Fund," the section of the General SAI Disclosure captioned "Investment Adviser and
      Sub-Advisers," and Item 7 of Part II of Putnam's Form ADV filed separately with the Commission (File No. 801-7974).


      The other businesses, profession, vocations, and employment of a substantial nature, during the past two years, of the directors and officers of DLIA and Putnam are hereby incorporated by reference, respectively, from Schedules A and D of DLIA's Form ADV and from Schedules A and D of Putnam's Form ADV.

     As of March 15, 2001; the officers and/or directors of the Investment Adviser held the following positions:



   Charles E. Haldeman, Jr.                 President/Chief Executive Officer

   John C.E. Campbell                       Executive Vice President/Global Marketing & Client Services
   Jude T. Driscoll                         Executive Vice President/Head of Fixed Income
   David K. Downes                          Executive Vice President/Chief Operating Officer/Chief Financial
                                            Officer
   Richard J. Flannery                      Executive Vice President/General Counsel/Chief Administrative Officer

   Michael P. Bishof                        Senior Vice President/Investment Accounting
   Lisa O. Brinkley                         Senior Vice President/Compliance Director
   Timothy G. Connors                       Senior Vice President/Director of Research, Fundamental
   Robert J. DiBraccio                      Senior Vice President/Head Of Equity Trading
   J. Paul Dokas                            Senior Vice President/Director of Research, Quantitative
   Susan L. Hanson                          Senior Vice President/Global Marketing & Client Services
   Joseph H. Hastings                       Senior Vice President/Corporate Controller/Treasurer
   Joanne O. Hutcheson                      Senior Vice President/Human Resources
   Richelle S. Maestro                      Senior Vice President/Deputy General Counsel/Secretary
   John J. O'Connor                         Senior Vice President/Investment Accounting
   David Prince                             Senior Vice President/Client Services
   See Yeng Quek                            Senior Vice President/Senior Portfolio Manager
   Paul M. Ross                             Senior Vice President/Global Marketing & Client Services
   James L. Shields                         Senior Vice President/Chief Information Officer

   Gary T. Abrams                           Vice President/Equity Trader
   Christopher S. Adams                     Vice President/Senior Equity Analyst
   Peter C. Andersen                        Vice President/Senior Portfolio Manager
   Paul A. Aronson                          Vice President
   Richard E. Biester                       Vice President/Equity Trader
   Dennis A. Blume                          Vice President
   Susan J. Bonnell                         Vice President
   Ryan K. Brist                            Vice President/Portfolio Manager
   Steven R. Brody                          Vice President
   Patrick R. Chasey                        Vice President
   Alex P. Cigolle                          Vice President/Senior High Yield Analyst
   Donald M. Cobin                          Vice President/Director of Research
   David F. Connor                          Vice President/Deputy General Counsel/Assistant Secretary
   Richard L. Corwin                        Vice President
   Joseph F. DeMichele                      Vice President/High Grade Trader

   Joel A. Ettinger                         Vice President/Taxation
   Joseph Fiorilla                          Vice President/Trading Operations

   Mark S. Forman                           Vice President
   Stuart M. George                         Vice President/Equity Trader
   John J. Gerber                           Vice President
   Robert Ginsberg                          Vice President/Senior Equity Analyst
   Luke N. Girard                           Vice President
   Leif D. Jensen                           Vice President
   Walter M. Korinke                        Vice President
   R. Scott Krafft                          Vice President
   Robert M. Lally                          Vice President/Portfolio Manager
   Kevin S. Lee                             Vice President/Assistant Controller
   Philip Y. Lin                            Vice President/Associate General Counsel/Assistant Secretary

   R. Gordon Marsh                          Vice President
   David J. Miller                          Vice President/Assistant Treasurer
   David P. O'Connor                        Vice President/Associate General Counsel/Assistant Secretary

   Thomas J. O'Day                          Vice President
   Charlene J. Perkins-Holye                Vice President
   Leona D. Perks                           Vice President/Compensation, Benefits & Human Resources Information
                                            Systems
   Timothy L. Powell                        Vice President
   Samaresh Priyadarshi                     Vice President
   Timothy L. Rabe                          Vice President/High Yield Trader
   Robert E. Rachlow                        Vice President
   Upender V. Rao                           Vice President/Senior Portfolio Manager
   Whitney H. Reid                          Vice President/Client Services
   Richard Salus                            Vice President/Assistant Controller
   Richard D. Seidel                        Vice President/Assistant Controller/ Manager, Payroll
   Rita A. Silvestri                        Vice President/Investment Accounting
   Frank M. Staves                          Vice President/Client Services
   Karen L. Surguine                        Vice President
   Michael T. Taggart                       Vice President/Facilities & Administrative Services
   Ward W. Tatge                            Vice President/Senior Research Analyst

   Judy K. Coplen                           Second Vice President
   Kimberly T. Gilliam                      Second Vice President
   Rita A. Glass                            Second Vice President
   Michael H. Haney                         Second Vice President
   Christine M. Konrath                     Second Vice President
   Robert F. Larkin                         Second Vice President
   Mark Laurent                             Second Vice President
   Bradford K. Martling                     Second Vice President
   Marybeth Montgomery                      Second Vice President
   Keith A. Schinnerer                      Second Vice President
   Dennis E. Westrick                       Second Vice President/Assistant Treasurer/Investment Officer

   Kimberly L. Aspenleider                  Assistant Vice President/Client Services
   Ryan A. Avrett                           Assistant Vice President
   Carolyn Brown-Jordan                     Assistant Vice President/Investment Accounting
   Sherrie R. Davis                         Assistant Vice President
   William J. Dwyer                         Assistant Vice President/Corporate Actions
   William K. Engmann                       Assistant Vice President/Research Analyst
   Abby C. Fick                             Assistant Vice President/Legal Services

   Paul T. Fitzgerald                       Assistant Vice President/Investment Accounting
   Brian Funk                               Assistant Vice President/Research Analyst
   Brent C. Garrells                        Assistant Vice President/Research Analyst
   John P. Haydu                            Assistant Vice President/Corporate Accounting
   Frances G. Jancose                       Assistant Vice President
   Stephen M. Juszczyszyn                   Assistant Vice President/Senior Fixed Income Trader
   Catherine Knapp                          Assistant Vice President/Internal Audit
   Mark Mastrogiovanni                      Assistant Vice President/Investment Accounting
   Charles (Tom) McClintic                  Assistant Vice President/High Yield Trader
   Kevin Miskewicz                          Assistant Vice President/Telecommunications
   Matthew Nannen                           Assistant Vice President/Investment Accounting
   Louis V. (Trey) Ott, III                 Assistant Vice President/Research Analyst
   Donald G. Padilla                        Assistant Vice President/Equity Analyst
   Michael T. Pellegrino                    Assistant Vice President/Assistant Secretary/Senior Counsel
   Bradley S. Ritter                        Assistant Vice President
   Joseph T. Rogina                         Assistant Vice President/Equity Trader
   Regina N. Rohrbacher                     Assistant Vice President/Compliance Officer
   Jil Schoeff Lindholm                     Assistant Vice President
   Barbara A. Short                         Assistant Vice President
   Janet S. Steinwedel                      Assistant Vice President/Training & Organizational Development
   Erik E. Zipf                             Assistant Vice President/Equity Analyst

   Terry Bearman                            Assistant Secretary
   Vickie L. Berkshire                      Assistant Secretary
   Susan Bishop                             Assistant Secretary
   Doris J. Green                           Assistant Secretary
   Ellen J. Haugk                           Assistant Secretary
   Julie Romine                             Assistant Secretary
   Marilyn J. Smith                         Assistant Secretary

   Stephen F. Gallagher                     Compliance Officer
   Molly Graham                             Legal Services Officer
   Cindy Lindenberg                         Compliance Officer
   Dennis Norman                            Tax Compliance Officer
   William H. Speacht                       Code of Ethics Officer;


     (b) The Sub-Adviser.


     As of February 28, 2001, the officers and/or directors of the sub-advisor held the following positions:


               NAME                         OFFICER TITLE
        ------------------------------------------------------------
        [S]                                 [C]
        Putnam, George                      Chairman
        Silver, Gordon H.                   Director & SMD
        Anderson, Blake E.                  Managing Director
        Bradford Jr., Linwood E.            Managing Director
        Browchuk, Brett C.                  Managing Director
        Cassaro, Joseph A.                  Managing Director
        Cotner, C. Beth                     Managing Director
        Cronin, Kevin M.                    Managing Director
        D'Alelio, Edward H.                 Managing Director
        Daly, Kenneth L.                    Managing Director
        Farrell, Deborah S.                 Managing Director
        Gillis, Roland                      Managing Director
        Haslett, Thomas R.                  Managing Director
        Holding, Pamela                     Managing Director
        Jacobs, Jerome J.                   Managing Director
        Joseph, Joseph P                    Managing Director
        Kamshad, Omid                       Managing Director
        King, David L.                      Managing Director
        Kohli, D. William                   Managing Director
        Kuenstner, Deborah F.               Managing Director
        Landes, William J.                  Managing Director
        Leibovitch, Richard G.              Managing Director
        Leichter, Jennifer E.               Managing Director
        Lindsey, Jeffrey R.                 Managing Director
        MacElwee Jones, Elizabeth M.        Managing Director
        Makino, Shigeki                     Managing Director
        Maloney, Kevin J.                   Managing Director
        Martens, Erwin W.                   Managing Director
        Martino, Michael                    Managing Director
        Memani, Krishna K.                  Managing Director
        Miller, Daniel L.                   Managing Director
        Moore, Colin                        Managing Director
        Morgan, Kelly A.                    Managing Director
        Morris, Dirk                        Managing Director
        Mufson, Michael J.                  Managing Director
        Murphy, Jennifer P.                 Managing Director
        Nagashima, Toshio                   Managing Director
        Peacher, Stephen C.                 Managing Director
        Peters, Jeffrey F.                  Managing Director
        Porter, Charles E.                  Managing Director
        Price, Quintin                      Managing Director
        Reilly, Thomas V.                   Managing Director

        Sai, Yumiko                         Managing Director
        Scott, Justin M.                    Managing Director
        Shadek Jr, Edward T.                Managing Director
        Smith Jr, Leo J.                    Managing Director
        Sorensen, Eric H.                   Managing Director
        Swift, Robert                       Managing Director
        Thomsen, Rosemary H.                Managing Director
        Tibbetts, Richard B.                Managing Director
        Warren, Paul C.                     Managing Director
        Weiss, Manuel                       Managing Director
        Wetlaufer, Eric M.                  Managing Director
        Woolverton, William H.              Managing Director
        Waldman, David L.                   Managing Director & CFO
        Lasser, Lawrence J.                 President & Director
        Allansmith, Lauren L.               Senior Vice President
        Arends, Michael K.                  Senior Vice President
        Asher, Steven E.                    Senior Vice President
        Atkin, Michael J.                   Senior Vice President
        Augustine, Jeffrey B.               Senior Vice President
        Bakshi, Manjit S.                   Senior Vice President
        Bamford, Dolores Snyder             Senior Vice President
        Bell, Carl D.                       Senior Vice President
        Block, Richard L.                   Senior Vice President
        Bloemker, Rob A.                    Senior Vice President
        Boselli, John A.                    Senior Vice President
        Bray, Jeffrey M.                    Senior Vice President
        Bukovac, Ronald J.                  Senior Vice President
        Burke, Andrea                       Senior Vice President
        Burns, Cheryl A.                    Senior Vice President
        Byrne, Joshua L.                    Senior Vice President
        Carlson, David G.                   Senior Vice President
        Chrostowski, Louis F.               Senior Vice President
        Dalferro, John R.                   Senior Vice President
        Davis, Simon                        Senior Vice President
        DeConto, Lisa B                     Senior Vice President
        Depew, David G.                     Senior Vice President
        Dexter, Stephen P.                  Senior Vice President
        Divney, Kevin M.                    Senior Vice President
        Doerr, Kenneth J.                   Senior Vice President
        Donaldson, Scott M.                 Senior Vice President
        Eigerman, Nathan W.                 Senior Vice President
        Elavia, Tony H.                     Senior Vice President
        England, Richard B.                 Senior Vice President
        Epke, Laura L.                      Senior Vice President
        Falvey Jr., James M.                Senior Vice President
        Ferry, John A                       Senior Vice President
        Flaherty, Patricia C.               Senior Vice President
        Fleisher, Peter M.                  Senior Vice President
        Francis, Jonathan H.                Senior Vice President
        Fraser, Henrietta                   Senior Vice President
        Frucci, Richard M.                  Senior Vice President
        Geer, Bartlett R.                   Senior Vice President

        Gernon, John H.                     Senior Vice President
        Gorman, Stephen A.                  Senior Vice President
        Graham, Andrew                      Senior Vice President
        Grant, J. Peter                     Senior Vice President
        Grim, Daniel J.                     Senior Vice President
        Haagensen, Paul E.                  Senior Vice President
        Hadas, Edward                       Senior Vice President
        Hadden, Peter J.                    Senior Vice President
        Halperin, Matthew C.                Senior Vice President
        Hamlin, David E.                    Senior Vice President
        Harring, Linda                      Senior Vice President
        Healey, Deborah R.                  Senior Vice President
        Hijink, Hendrik W.                  Senior Vice President
        Hoey, Thomas J.                     Senior Vice President
        Holder-Watts, Sherrie V.            Senior Vice President
        Kaufman, Jeffrey                    Senior Vice President
        Kay, Karen R.                       Senior Vice President
        Kennedy, Catherine A.               Senior Vice President
        King, William P.                    Senior Vice President
        Kirson, Steven L.                   Senior Vice President
        Knight, Jeffrey L.                  Senior Vice President
        Korn, Karen R.                      Senior Vice President
        Lannum III, Coleman N.              Senior Vice President
        Lewis, Craig S.                     Senior Vice President
        Lode, Geirulv                       Senior Vice President
        Madore, Robert A.                   Senior Vice President
        Malak, Saba S.                      Senior Vice President
        Malloy, Julie M.                    Senior Vice President
        Manuel Jr., Richard D.              Senior Vice President
        Marrkand, Paul E.                   Senior Vice President
        Marshall, William L.                Senior Vice President
        Mata, Michael A.                    Senior Vice President
        Matteis, Andrew S.                  Senior Vice President
        McDonald, Richard E.                Senior Vice President
        Meehan, Thalia                      Senior Vice President
        Mehta, Sandeep                      Senior Vice President
        Miller, Christopher G.              Senior Vice President
        Miller, James P.                    Senior Vice President
        Mockard, Jeanne L.                  Senior Vice President
        Moore, Gerald I.                    Senior Vice President
        Mullin, Hugh H.                     Senior Vice President
        Murphy, Kevin F.                    Senior Vice President
        O'Brien, Lois C.                    Senior Vice President
        O'Connell, Stephen P.               Senior Vice President
        Oler, Stephen S.                    Senior Vice President
        Paine, Robert M.                    Senior Vice President
        Parker, Margery C.                  Senior Vice President
        Perry, William                      Senior Vice President
        Peters, Carmel                      Senior Vice President
        Pohl, Charles G.                    Senior Vice President
        Prusko, James M.                    Senior Vice President
        Quistberg, Paul T.                  Senior Vice President

        Rogers, Kevin J.                    Senior Vice President
        Ruys de Perez, Charles A.           Senior Vice President
        Salm, Michael V.                    Senior Vice President
        Salvin, Robert L.                   Senior Vice President
        Santos, David J.                    Senior Vice President
        Santosus, Anthony C.                Senior Vice President
        Schmid, Calvin E.                   Senior Vice President
        Schwister, Jay E.                   Senior Vice President
        Scully, Walter D.                   Senior Vice President
        Selden, Denise D.                   Senior Vice President
        Sellitto III, Anthony R             Senior Vice President
        Sievert, Jean I.                    Senior Vice President
        Simon, Sheldon N.                   Senior Vice President
        Simozar, Saied                      Senior Vice President
        Smith, Margaret D.                  Senior Vice President
        Spatz, Erin J.                      Senior Vice President
        Spiers, John Graham                 Senior Vice President
        Stack, Michael P.                   Senior Vice President
        Stairs, George W.                   Senior Vice President
        Sullivan, Roger R.                  Senior Vice President
        Sullivan, William J.                Senior Vice President
        Svensson, Lisa H.                   Senior Vice President
        Swanberg, Charles H.                Senior Vice President
        Temple, Michael                     Senior Vice President
        Vandermark, Stephen W.              Senior Vice President
        Verani, John R.                     Senior Vice President
        Vierra, Scott G.                    Senior Vice President
        Vliebergh, Vincent                  Senior Vice President
        Walsh, Francis P.                   Senior Vice President
        Weed, Richard B.                    Senior Vice President
        Weinstein, Michael R.               Senior Vice President
        Wiess, James C.                     Senior Vice President
        Williams, Fayval S.                 Senior Vice President
        Wyke, Richard P.                    Senior Vice President
        Yogg, Michael R.                    Senior Vice President
        Esteves, Irene M.                   Sr Managing Director
        Ferguson, Tim                       Sr Managing Director
        Hoffman, Theron S.                  Sr Managing Director
        Oristaglio, Stephen M.              Sr Managing Director

Item 27.  Principal Underwriters

              Not applicable.

Item 28.  Location of Accounts and Records

              See Exhibit (s).

Item 29.  Management Services

              Not applicable.

Item 30.  Undertakings

              Not applicable.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Wayne, and State of Indiana, on the 3rd day of April 2001.


                                          LINCOLN NATIONAL
                                          AGGRESSIVE GROWTH FUND, INC.


                                          By /s/ Kelly D. Clevenger
                                             ----------------------------
                                             Kelly D. Clevenger
                                             President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below, by the following persons in the capacities and on the dates indicated.



Signature                   Title                                      Date
-----------                 -----                                      ----
/s/ Kelly D. Clevenger      Chairman of the Board,                April 3, 2001
-----------------------     President and Director
Kelly D. Clevenger          (Principal Executive Officer)

*                           Director                              April 3, 2001
-----------------------
John B. Borsch, Jr.

*                           Director                              April 3, 2001
-----------------------
Kenneth G. Stella

*                           Director                              April 3, 2001
-----------------------
Barbara S. Kowalczyk

*                           Director                              April 3, 2001
-----------------------
Nancy L. Frisby

*                           Chief Accounting Officer              April 3, 2001
-----------------------     (Principal Accounting Officer)
Eric C. Jones

**                          Vice President and Treasurer          April 3, 2001
-----------------------     (Principal Financial Officer)
Frederick J. Crawford



* By /s/ Steven M. Kluever Pursuant to a Power of Attorney filed with Post- ---------------------- Effective Amendment No. 9 filed on April 16, 1999.
      Steven M. Kluever


** By /s/ Steven M. Kluever  Pursuant to a Power of Attorney filed with this
     ----------------------  Registration Statement.
      Steven M. Kluever